UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

BioTime, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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1301 Harbor Bay Parkway Alameda, CA 94502 T: 510-521-3390, F: 510-521-3389 www.biotimeinc.com

October 4, 2013

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of BioTime, Inc. which will be held on Monday, October 28, 2013 at 1:00 p.m. at the Harvard Club of New York City, 35 West 44th Street, New York, New York 10036.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Management will report on current operations, and there will be an opportunity for discussion concerning BioTime and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

I look forward to personally meeting all shareholders who are able to attend.

Judith Segall
Vice President and Secretary

1301 Harbor Bay Parkway Alameda, CA 94502 T: 510-521-3390, F: 510-521-3389 www.biotimeinc.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held October 28, 2013

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of BioTime, Inc. will be held at the Harvard Club of New York City at 35 West 44th Street, New York, New York on Monday, October 28, 2013 at 1:00 p.m. for the following purposes:

     1. To elect nine (9) directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Franklin M. Berger, Neal C. Bradsher, Stephen C. Farrell, Alfred D. Kingsley, Pedro Lichtinger, Henry L. Nordhoff, Judith Segall, Andrew C. von Eschenbach, and Michael D. West;

     2. To ratify the appointment of Rothstein Kass as BioTime’s independent registered public accountants for the fiscal year ending December 31, 2013;

     3. To approve the adoption of the BioTime Equity Incentive Plan;

     4. To hold an advisory vote on executive compensation; and

     5. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has fixed the close of business on September 17, 2013 as the record date for determining shareholders entitled to receive notice of and to vote at the meeting or any postponement or adjournment of the meeting.

     Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the meeting. If you should be present at the meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held October 28, 2013.

The Letter to Shareholders, Notice of Meeting and Proxy Statement, and Annual Report on Form 10-K, as amended, are available at: https://materials.proxyvote.com/09066L

By Order of the Board of Directors,

Judith Segall
Vice President and Secretary

Alameda, California
October 4, 2013

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on October 28, 2013

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q: Why have I received this proxy statement?

     We are holding our Annual Meeting of Shareholders (the “Meeting”) for the purposes stated in the accompanying Notice of Annual Meeting, which include (1) electing directors, (2) ratifying the appointment of our independent registered public accountants, (3) approving the adoption of the BioTime Equity Incentive Plan, and (4) approving, on an advisory basis, the compensation paid to our named executive officers. At the Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning BioTime and its activities. This proxy statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a proxy statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

     The accompanying proxy is solicited by the Board of Directors of BioTime, Inc., a California corporation having its principal offices at 1301 Harbor Bay Parkway, Suite 100, Alameda, California 94502, for use at the Annual Meeting of Shareholders to be held at 1:00 p.m. on Monday, October 28, 2013 at the Harvard Club of New York City, 35 West 44th Street, New York, New York 10036.

Q: Who is entitled to vote at the Meeting?

     Only shareholders of record at the close of business on September 17, 2013 are entitled to notice of and to vote at the Meeting. On that date, there were 57,938,232 BioTime common shares issued and outstanding, of which 55,622,946 shares are entitled to vote, which constitutes the only class of BioTime voting securities outstanding.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by shareholders?

     Directors will be elected by a plurality of the votes cast at the Meeting. The other matters to be presented for a vote at the Meeting will require the affirmative vote of a majority of the shares present and voting on the matter, provided that the affirmative vote cast constitutes a majority of a quorum. A quorum consists of a majority of the outstanding common shares entitled to vote.

Q: How many votes do my shares represent?

     Each BioTime common share is entitled to one vote in all matters that may be acted upon at the Meeting, except that shareholders may elect to cumulate votes in the election of directors. Under cumulative voting, each shareholder may give one candidate, or may distribute among two or more candidates, a number of votes equal to the number of directors to be elected multiplied by the number of common shares owned. Shareholders may not cumulate votes unless at least one shareholder gives notice of his or her intention to cumulate votes at the Meeting. The enclosed proxy confers discretionary authority to cumulate votes.

Q: What are my choices when voting?

     In the election of directors, you may vote for all nominees, or you may withhold your vote from one or more nominees. For each of the other proposals described in this Proxy Statement, you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

Q: What if I abstain from voting on a matter?

     If you check the “abstain” box in the proxy form, or if you attend the Meeting without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, your shares will be deemed to have not voted on that matter in determining whether the matter has received an affirmative vote sufficient for approval. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: Can I change my vote after I submit my proxy form?

     You may revoke your proxy at any time before it is voted. If you are a shareholder of record and you wish to revoke your proxy you must do one of the following things:

  deliver to the Secretary of BioTime a written revocation; or

  deliver to the Secretary of BioTime a signed proxy bearing a date subsequent to the date of the proxy being revoked; or

  attend the Meeting and vote in person.

     If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

Q: Can I still attend and vote at the Meeting if I submit a proxy?

     You may attend the Meeting and vote in person whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting will not revoke your proxy unless you also vote in person at the Meeting.

     If you are a shareholder of record, you may vote your shares at the Meeting by completing a ballot at the Meeting. However, if you are a “street name” holder, you may vote your shares in person only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares.

     Even if you currently plan to attend the Meeting, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend the Meeting.

Q: What are the Board of Directors’ recommendations?

     The Board of Directors recommends that our shareholders vote FOR (1) each nominee for election as director, (2) approval of the appointment of Rothstein Kass as our independent registered public accountants for the fiscal year ending December 31, 2013, (3) approval of the Equity Incentive Plan, and (4) approval, on an advisory basis, of the compensation of our named executive officers.

Q: What if I do not specify how I want my shares voted?

     Shareholders of Record. If you are a shareholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as director, (2) approval of the appointment of Rothstein Kass as our independent registered public accountants for the fiscal year ending December 31, 2013, (3) approval of the Equity Incentive Plan, and (4) approval, on an advisory basis, of the compensation of our named executive officers.

     Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares may vote on certain routine matters, including the approval of the appointment of our independent registered public accountants, but cannot vote in the election of directors, or with respect to the Equity Incentive Plan, or the advisory vote on executive compensation. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

     Shareholder of Record. You are a shareholder of record if at the close of business on the record date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

     Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: What if any matters not mentioned in the Notice of Annual Meeting or this proxy statement come up for vote at the Meeting?

     The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. As of the date of this proxy statement, no shareholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the attached form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

Q: Who will bear the cost of soliciting proxies for use at the Meeting?

     BioTime will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, and telegram by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common shares held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?

     If you plan on attending the Meeting in person, please read the “How to Attend the Annual Meeting” section of this proxy statement for information about the documents you will need to bring with you to gain admission to the Meeting and to vote your shares in person.

     This proxy statement and the accompanying form of proxy are first being sent or given to our shareholders on or about October 4, 2013.

ELECTION OF DIRECTORS

     At the Meeting, nine directors will be elected to hold office until the next Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. All of the nominees named below are incumbent directors.

     It is the intention of the persons named in the enclosed proxy, unless the proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors. However, if you are a beneficial owner of shares held in street name, your broker or other nominee will not be allowed to vote in the election of directors unless you instruct your broker or other nominee how to vote on the form that the broker or nominee provided to you.

Directors and Nominees

     The names and ages of our directors are:

     Franklin M. Berger, CFA, 64, joined the Board of Directors during May, 2013. Mr. Berger is a consultant to biotechnology industry participants, including major biopharmaceutical firms, mid-capitalization biotechnology companies, specialist asset managers and venture capital companies, providing business development, strategic advisory, financing, partnering, and royalty acquisition advice. Mr. Berger is also a biotechnology industry analyst with over 25 years of experience in capital markets and financial analysis. Mr. Berger worked at Sectoral Asset Management as a founder of the small-cap focused NEMO Fund from 2007 through June 2008. Previously, he served as Managing Director, Equity Research and Senior Biotechnology Analyst at J.P. Morgan Securities from May 1998 to March 2003. Mr. Berger served in similar capacities at Salomon Smith Barney from August 1997 to May 1998 and at Josephthal & Co. from November 1991 to August 1997. Mr. Berger serves as a director of Seattle Genetics, Inc., BELLUS Health, Inc., and Five Prime Therapeutics, Inc., which are publicly-traded biotechnology companies. In addition, Mr. Berger previously served as a director of VaxGen, Inc., Isotechnika, Inc., Emisphere Technologies, Inc., and Thallion Pharmaceuticals Inc., which was recently acquired by BELLUS Health, Inc. He holds an M.B.A. from the Harvard Graduate School of Business Administration and an M.A. in International Economics and a B.A. in International Relations both from Johns Hopkins University.

     Mr. Berger’s financial background and experience as a business and financial consultant to pharmaceutical and biotechnology firms, and as an equity analyst in the biotechnology industry, combined with his experience serving on the boards of directors of multiple public companies is important to our strategic planning and financing activities as well as providing valuable experience in his role as a member of our Audit Committee and Compensation Committee.

     Neal C. Bradsher, CFA, 48, joined the Board of Directors during July 2009. Since 2002, Mr. Bradsher has been the Founder and President of Broadwood Capital, Inc., a private investment firm. Mr. Bradsher holds a B.A. degree in economics from Yale College and is a Chartered Financial Analyst. Mr. Bradsher is also a director of Questcor Pharmaceuticals, Inc., a biopharmaceutical company focused on the treatment of patients with serious, difficult-to-treat autoimmune and inflammatory disorders.

     Mr. Bradsher brings to the Board a wealth of experience in finance, management, and corporate governance attained through his successful investments in other companies, including companies in the pharmaceutical, medical device, health care services, and health care information systems sectors. He has worked with several health care companies to improve their management and governance, and currently serves as a director of Questcor Pharmaceuticals, Inc. Entities that Mr. Bradsher controls have invested in some of BioTime’s financing transactions over the last several years. Mr. Bradsher is the President of the general partner of Broadwood Partners, LP, currently our largest shareholder.

     Stephen C. Farrell, 48, joined the Board of Directors during March 2013. Mr. Farrell currently serves as Chief Executive Officer and Director of Convey Health Solutions (formerly known as NationsHealth, Inc.), a healthcare business process outsourcing company headquartered in Sunrise, Florida. Convey Health Solutions utilizes both technology and staff to manage end-to-end insurance processes for business clients. Before joining Convey Health Solutions in 2011, he served as President of PolyMedica Corporation, a publicly traded provider of diabetes supplies and related services that was acquired in 2007 by Medco Health Solutions. During his eight year tenure at PolyMedica, Mr. Farrell served as its President, Chief Operating Officer, and as Chief Financial Officer, Chief Compliance Officer, and Treasurer. Mr. Farrell previously served as Executive Vice President and Chief Financial Officer of Stream Global Services, Inc., a business process outsourcing company. Earlier in his career, Mr. Farrell served as Senior Manager at PricewaterhouseCoopers LLP. Mr. Farrell holds an A.B. from Harvard University, and an M.B.A. from the Darden School at the University of Virginia. Mr. Farrell currently serves on the board and is chairman of the Audit Committee of Questcor Pharmaceuticals, Inc., a biopharmaceutical company focused on the treatment of patients with serious, difficult-to-treat autoimmune and inflammatory disorders.

     Mr. Farrell brings to our Board significant experience in finance, financial reporting, accounting and auditing, and in management as a senior executive of a public healthcare company during a period of significant growth.

     Alfred D. Kingsley, 70, joined the Board of Directors and became Chairman of the Board during July 2009. In January 2011, Mr. Kingsley became the executive Chairman of five of our subsidiaries. Mr. Kingsley has been general partner of Greenway Partners, L.P., a private investment firm, and President of Greenbelt Corp., a business consulting firm, since 1993. Greenbelt Corp. served as our financial advisor from 1998 until June 30, 2009. Mr. Kingsley was

Senior Vice-President of Icahn and Company and its affiliated entities for more than 25 years. Mr. Kingsley holds a BS degree in economics from the Wharton School of the University of Pennsylvania, and a J.D. degree and LLM in taxation from New York University Law School.

     Mr. Kingsley’s long career in corporate finance and mergers and acquisitions includes substantial experience in helping companies to improve their management and corporate governance, and to restructure their operations in order to add value for shareholders. Mr. Kingsley developed an intimate knowledge of our business in his role as our financial advisor before he joined our Board. Mr. Kingsley has been instrumental in structuring our equity and debt financings, and in the transition of our business focus into the field of human embryonic stem cell technology, and the business acquisitions that have helped us expand the scope of our business. Mr. Kingsley, along with entities that he controls, is currently one of our largest shareholders.

     Pedro Lichtinger, 59, joined the Board of Directors during August 2009. Mr. Lichtinger served as President, Chief Executive Officer, and a director of Optimer Pharmaceuticals, Inc., from May 2010 to February 26, 2013. Mr. Lichtinger previously served as an executive of Pfizer, Inc. from 1995 to 2009, including as President of Pfizer’s Global Primary Care Unit from 2008 to 2009, Area President, Europe from 2006 to 2008, President, Global Animal Health from 1999 to 2006, and Regional President Europe Animal Health from 1995 to 1999. Before joining Pfizer, Mr. Lichtinger was an executive of Smith Kline Beecham, last serving as Senior Vice-President Europe Animal Health from 1987 to 1995. Mr. Lichtinger holds an MBA degree from the Wharton School of Business and an Engineering degree from the National University of Mexico.

     Mr. Lichtinger brings to our Board more than 20 years of experience in the pharmaceutical industry, where he played a key role in the development of international business for two leading pharmaceutical companies, Pfizer and Smith Kline Beecham. We believe that Mr. Lichtinger’s experience in the international pharmaceutical industry will be of great value in our efforts to find and capitalize on opportunities in overseas markets. Mr. Lichtinger was responsible for more than $23 billion of revenues by Pfizer in 2008.

     Henry L. Nordhoff, 71, joined the Board of Directors during June 2013. Mr. Nordhoff retired as Chairman of the Board of Gen-Probe Incorporated, a clinical diagnostic and blood screening company, at the end of 2011, after serving as its Chairman since September 2002. Mr. Nordhoff also served as Chief Executive Officer and President of Gen-Probe from July 1994 until May 2009. Prior to joining Gen-Probe, he was President and Chief Executive Officer of TargeTech, Inc., a gene therapy company that was merged into Immune Response Corporation. Mr. Nordhoff earlier served in senior positions at Pfizer, Inc. in Brussels, Seoul, Tokyo and New York. Mr. Nordhoff is a director of MannKind Corporation, a biopharmaceutical company, and served as a director of Gen-Probe until 2011. He received a B.A. in international relations and political economy from Johns Hopkins University and an M.B.A. from Columbia University.

     The Board believes that Mr. Nordhoff’s experience as a director and executive officer of pharmaceutical and biotech companies provides our Board with valuable operational expertise and leadership skills.

     Judith Segall, 60, is our Vice President of Administration and Corporate Secretary, and has served on the Board of Directors from 1990 through 1994, and from 1995 through the present date. She was a co-founder of BioTime in 1990. Ms. Segall received a B.S. in Nutrition and Clinical Dietetics from the University of California at Berkeley in 1989.

     As one of our co-founders, Ms. Segall has served on our Board and as an executive for more than 20 years. During that time, she has developed a wealth of knowledge concerning our business operations, financial structure, and institutional relationships, particularly our relationships with the manufacturers and distributors of Hextend®.

     Andrew C. von Eschenbach, M.D., 71, joined our Board of Directors during November 2011. Dr. von Eschenbach is the President of Samaritan Health Initiatives, Inc., a health care policy consultancy, and is an Adjunct Professor at University of Texas MD Anderson Cancer Center. From September of 2005 to January 2009, Dr. von Eschenbach served as Commissioner of the Food and Drug Administration. He was appointed Commissioner of the FDA after serving for four years as Director of the National Cancer Institute at the National Institutes of Health. Dr. von Eschenbach earned a B.S. from St. Joseph’s University and a medical degree from Georgetown University School of Medicine in Washington, D.C. Dr. von Eschenbach serves on the Board of Directors of Elan Corporation, plc. He also serves on the Chugai Pharmaceutical International Advisory Council; the GE Healthymagination Advisory Board; and the Scientific Advisory Board of Arrowhead Research Corporation. He is a Senior Fellow at the Milken Institute, Senior Fellow and Director of the FDA Project at the Manhattan Institute; and serves on the Expert Oncology Panel at GSK Oncology.

     Dr. von Eschenbach is an internationally renowned cancer specialist and author of more than 300 scientific articles and studies, and served for over three decades as a physician, surgeon, oncologist, and executive in the healthcare industry. His roles have included serving as Chairman of the Department of Urologic Oncology and Executive Vice President and Chief Academic at the University of Texas MD Anderson Cancer Center in Houston.

     Michael D. West, Ph.D., 60, became our Chief Executive Officer during October 2007, and has served on the Board of Directors since 2002. Prior to becoming our Chief Executive Officer, Dr. West served as Chief Executive Officer, President, and Chief Scientific Officer of Advanced Cell Technology, Inc., a company engaged in developing human stem cell technology for use in regenerative medicine. Dr. West also founded Geron Corporation, and from 1990 to 1998 he was a Director and Vice-President, where he initiated and managed programs in telomerase diagnostics, oligonucleotide-based telomerase inhibition as anti-tumor therapy, and the cloning and use of telomerase in telomerase-mediated therapy wherein telomerase is utilized to immortalize human cells. From 1995 to 1998 he organized and managed the research between Geron and its academic collaborators, James Thomson and John Gearhart, that led to the first isolation of human embryonic stem and human embryonic germ cells. Dr. West received a B.S. Degree from Rensselaer Polytechnic Institute in 1976, an M.S. Degree in Biology from Andrews University in 1982, and a Ph.D. from Baylor College of Medicine in 1989 concentrating on the biology of cellular aging.

     Dr. West is an internationally renowned pioneer and expert in stem cell research, and has extensive academic and business experience in age-related degenerative diseases, telomerase molecular biology, and human embryonic stem cell research and development. Dr. West brings to our Board the proven ability to conceive of and manage innovative research and development programs that have made scientifically significant discoveries in the field of human embryonic stem cells, and the ability to build companies focused on the great potential of regenerative medicine.

Director Independence

     Our Board of Directors has determined that Franklin M. Berger, Neal C. Bradsher, Stephen C. Farrell, Pedro Lichtinger, Henry L. Nordhoff, and Andrew C. von Eschenbach qualify as “independent” in accordance with Section 803(A) of the NYSE MKT Company Guide. The members of our Audit Committee meet the additional independence standards under Section 803(B)(2) of the NYSE MKT Company Guide and Section 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and the members of our Compensation Committee meet the additional independence standards under Section 805(c)(1) of the NYSE MKT Company Guide. Our independent directors received no compensation or remuneration for serving as directors except as disclosed under “CORPORATE GOVERNANCE--Compensation of Directors.”

     The only compensation or remuneration that BioTime has provided to our independent directors during their tenure as directors has been compensation as non-employee directors. None of these directors, nor any of the members of their families, have participated in any transaction with us that would disqualify them as “independent” directors under the standards described above.

     Michael D. West and Judith Segall do not qualify as “independent” because they are our full-time employees. Alfred D. Kingsley does not qualify as “independent” because he receives compensation for serving in an executive role as Chairman of certain of our subsidiaries.

CORPORATE GOVERNANCE

Directors’ Meetings

     During the fiscal year ended December 31, 2012, our Board of Directors met eleven times. None of our current directors attended fewer than 75% of the meetings of the Board and the committees on which they served.

     Directors are also encouraged to attend our annual meetings of shareholders, although they are not formally required to do so. All of our current directors who were then serving on the Board attended the last annual meeting.

Meetings of Non-Management Directors

     Our non-management directors may meet from time to time in executive session, without any directors who are BioTime officers or employees present. These meetings allow the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

Shareholder Communications with Directors

     If you wish to communicate with the Board of Directors or with individual directors, you may do so by following the procedure described on our website www.biotimeinc.com.

Code of Ethics

     We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officers, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications; (iii) compliance with applicable governmental rules and regulations; (iv) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.biotimeinc.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

     Our leadership structure bifurcates the roles of Chief Executive Officer and Chairman of the Board. In other words, although Michael D. West is our Chief Executive Officer and is a member of our Board, and Alfred D. Kingsley currently serves as Chairman of the Board. Although Mr. Kingsley is not an executive officer of BioTime in his capacity as Chairman of the Board, he is the executive chairman, but not the chief executive officer, of five of our subsidiaries, and he plays an active role in the structuring and oversight of BioTime financings and the growth of our business. This structure allows our Chief Executive Officer to focus on innovation in our stem cell research programs, building our intellectual property portfolio, and fostering relationships within the bioscience industry. The Chairman of the Board serves as an active liaison between the Board and our Chief Executive Officer and BioTime’s other senior management. The Chairman of the Board also interfaces with our other non-management directors with respect to matters such as the members and chairs of Board committees, other corporate governance matters, financing, strategic planning, and business acquisitions.

The Board’s Role in Risk Management

     The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities and our plans to expand our business. The Audit Committee provides oversight of our financial reporting processes and the annual audit of our financial statements. In addition, the Audit Committee also reviews and must approve any business transactions between BioTime and its executive officers, directors, and shareholders who beneficially own 5% or more of our common shares.

Committees of the Board

     The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation Committee. The members of each of these committees are independent in accordance with Section 803(A) of the NYSE MKT Company Guides and Section 10A-3 under the Exchange Act. The members of the Compensation Committee must also meet the independence test of Section 805(c)(1) of the NYSE MKT Company Guide. The Board of Directors also has a Science & Technology Committee, the members of which do not need to be “independent” directors.

Audit Committee

     The members of the Audit Committee are Stephen C. Farrell (Chairman), Franklin M. Berger, and Henry L. Nordhoff. Our Board of Directors has determined that Mr. Farrell meets the criteria of an “audit committee financial expert” within the meaning of the SEC’s regulations by virtue of his experience as an accountant working for a major accounting firm and as the Chief Executive Officer, Chief Operating Officer, President and Chief Financial Officer of a number of companies, both public and private, where he supervised financial and accounting personnel.

     The Audit Committee held five meetings during 2012. The purpose of the Audit Committee is to recommend the engagement of our independent registered public accountants, to review their performance and the plan, scope, and results of the audit of our financial statements, and to review and approve the fees we pay to our independent registered public accountants. The Audit Committee also will review our accounting and financial reporting procedures and controls, and all transactions between us and our executive officers, directors, and shareholders who beneficially own 5% or more of our common shares.

     The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter has been posted on our internet website and can be found at www.biotimeinc.com.

Nominating and Corporate Governance Committee and Nominating Policies and Procedures

     The members of the Nominating and Corporate Governance Committee are Neal C. Bradsher (Chairman), Stephen C. Farrell and Andrew C. von Eschenbach. The Nominating and Corporate Governance Committee met one time last year. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board of Directors individuals qualified to serve as directors and on committees of the Board, and to make recommendations to the Board on issues and proposals regarding corporate governance matters. The Nominating and Corporate Governance Committee will also consider nominees proposed by shareholders, provided that they notify the Nominating and Corporate Governance Committee of the nomination in writing at least 120 days before the date of the next annual meeting and they and the nominee provides the Nominating and Corporate Governance Committee with all information that the Nominating and Corporate Governance Committee may reasonably request regarding the nominee, no later than 90 days prior to the annual meeting. A copy of the Nominating and Corporate Governance Committee Charter has been posted on our internet website and can be found at www.biotimeinc.com.

     The Nominating and Corporate Governance Committee has not set any specific minimum qualifications that a prospective nominee would need in order to be recommended by the Committee to serve on the Board or Directors. Rather, in evaluating any new nominee or incumbent director, the Committee will consider whether the particular person has the management, financial, scientific, medical, legal, and industry knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Committee will also consider whether a nominee or incumbent director has any conflicts of interest with BioTime that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of BioTime and its shareholders. The Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and any stock exchange on which our shares may be listed.

     The Board of Directors and the Nominating and Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical industry, medicine, finance, and law. The Board believes that this interdisciplinary approach will best suit our needs, as we expand our initiatives in the field of regenerative medicine. The Board is also cognizant of the value of experience in international markets and operations given the growing globalization of the pharmaceutical industry and world-wide focus on stem cell research.

     Some of the factors considered by the Committee and the Board in selecting the Board’s nominees for election at the Meeting are discussed in this proxy statement under “ELECTION OF DIRECTORS—Directors and Nominees.”

Compensation Committee

     The members of the Compensation Committee are Pedro Lichtinger (Chairman) and Franklin M. Berger. All of the members of the Compensation Committee qualify as “independent” in accordance with Section 803(A) and Section 805(c)(1) of the NYSE MKT Company Guide. The Compensation Committee met one time last year. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options under our Equity Incentive Plan. The Compensation Committee recommends to the Board of Directors the terms and amount of executive compensation and grants of options to key employees, consultants, and independent contractors. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.biotimeinc.com.

Report of the Audit Committee on the Audit of Our Financial Statements

The following is the report of the Audit Committee with respect to BioTime’s audited financial statements for the year ended December 31, 2012. This report of the Audit Committee was prepared during April 2013, at which time the members of the Audit Committee were Arnold I. Burns, Stephen C. Farrell, Pedro Lichtinger, Andrew C. von Eschenbach. The members of the Audit Committee at the time of the audit of our financial statements for the year ended December 31, 2012 and the inclusion of those financial statements in our Annual Report on Form 10-K were Messers Burns, Lichtinger, and von Eschenbach. Accordingly, references to the Audit Committee or the members of the Audit Committee in the follow report of the Audit Committee refer to Messers Burns, Lichtinger, and von Eschenbach.

Abraham E. Cohen also served on the Audit Committee during 2012 until his death during November 2012. Mr. Farrell and Dr. von Eschenbach joined the Audit Committee on March 19, 2013 and December 20, 2012, respectively. Franklin Berger, and Henry Nordhoff, joined the Audit Committee during May, 2013 and June, 2013, respectively and did not participate in the preparation of the following report.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “ filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that BioTime specifically incorporates such information by reference in such filing.

     The members of the Audit Committee held discussions with our management and representatives of Rothstein Kass, our independent registered public accountants, concerning the audit of our financial statements for the year ended December 31, 2012. The independent public accountants are responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. Our auditors also audit our internal control over financial reporting. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of BioTime’s financial statements.

     The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012. Our auditors also discussed with the Audit Committee the adequacy of BioTime’s internal control over financial reporting.

     The Audit Committee members discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Our auditors submitted to the Audit Committee the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission.

     The Audit Committee also met on a quarterly basis with the auditors during 2012 to review and discuss our financial statements for the quarter and the adequacy of internal control over financial reporting, except that Mr. von Eschenbach did not participate in any of the quarterly meetings of the Audit Committee during 2012.

The Audit Committee:
Stephen C. Farrell (Chairman), Arnold I. Burns, Pedro Lichtinger, Andrew C. von Eschenbach.

Compensation of Directors

     Directors and members of committees of the Board of Directors who are salaried employees of BioTime are entitled to receive compensation as employees but are not compensated for serving as directors or attending meetings of the Board or committees of the Board. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board.

     Each non-employee director, other than the Chairman of the Board of Directors, receives an annual fee of $15,000 in cash, plus $1,000 for each regular or special meeting of the Board attended, and options to purchase 20,000 common shares under our Equity Incentive Plan. As Chairman of the Board of Directors, Alfred Kingsley receives an annual fee of $80,000 in cash, plus $1,000 for each regular or special meeting of the Board attended, and options to purchase 50,000 common shares under our Equity Incentive Plan. In addition to his compensation as Chairman of the Board, Mr. Kingsley received compensation in the amount of $60,000 from each of four of our subsidiaries during 2012, and will receive compensation from those subsidiaries during 2013 for serving as Executive Chairman, and will receive annual base compensation in the amount of $50,000 from our new subsidiary Asterias Biotherapeutics, Inc. (“Asterias”) during 2013, plus $1,000 for each regular or special meeting, for serving as Chairman of Asterias. Mr. Kingsley is also eligible to participate in certain health insurance and similar benefit plans that are available to employees of BioTime and its subsidiaries.

     The annual fee of cash will be paid, and the stock options granted will vest and become exercisable, in four equal quarterly installments, provided that the director remains a director on the last day of the applicable quarter. The options will expire if not exercised five years from the date of grant.

     Directors who serve on the Audit Committee, Nominating and Corporate Governance Committee, the Compensation Committee, or the Science & Technology Committee shall receive, in addition to other fees payable to them as directors, the following annual fees:

  Audit Committee Chairman: $10,000
  Audit Committee Member other than Chairman: $7,000
  Nominating and Corporate Governance Committee Chairman: $7,500
  Nominating and Corporate Governance Committee Member other than Chairman: $5,000
  Compensation Committee Chairman: $7,500
  Compensation Committee Member other than Chairman: $5,000
  Science & Technology Committee Chairman: $20,000
  Science & Technology Committee Member other than Chairman: $5,000

     BioTime directors who serve as directors of our subsidiaries are also eligible to receive stock options or to purchase restricted stock under the stock option plans adopted by our subsidiaries. An award to a BioTime director under a subsidiary plan is approved by both the board of directors of the subsidiary and by the BioTime Board of Directors or by the Compensation Committee, without the vote of the director receiving the award. No options were granted to our directors during 2012 under our subsidiaries’ stock option plans.

     The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the current members of the Board who served as directors during the year ended December 31, 2012 and who were not our employees on the date the compensation was earned.

DIRECTOR COMPENSATION

	Fees Earned or Paid in		Option
Name	Cash		Awards(1)	Total
Neal C. Bradsher	$36,250		$65,901	$101,151
Alfred D. Kingsley	$390,000	(2)	$164,752	$554,752
Pedro Lichtinger	$38,750		$65,901	$104,651
Andrew C. von Eschenbach, M.D.	$57,750	(3)	$65,901	$123,651

(1) During July 2012, our directors who are not salaried employees of BioTime each received an award of stock options entitling them to purchase 20,000 common shares at a fixed price as partial compensation for serving on the Board of Directors for a period of one year, except that Mr. Kingsley received 50,000 stock options as partial compensation for serving in his capacity as Chairman of the Board. The options will vest and become exercisable in equal quarterly installments over a one-year period, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. We use the Black-Scholes-Merton Pricing Model to compute option fair values. With respect to these options, we used the following variables: stock price of $4.60, exercise price of $4.79, expected term of 5 years, volatility of 96.087%, and a bond equivalent yield discount rate of 0.67%.

(2) During 2012, in addition to $90,000 in director fees, Mr. Kingsley received $60,000 from each of five of our subsidiaries for serving as Chairman of the subsidiary.

(3) Amount includes $18,750 for serving as a board member of OncoCyte, a subsidiary of BioTime.

Executive Officers

     Michael D. West, Robert W. Peabody, William P. Tew, and Lesley A. Stolz are our executive officers. Alfred D. Kingsley is an executive officer of five of our subsidiaries but he is not otherwise an executive officer of BioTime. Peter S. Garcia served as our Chief Financial Officer during 2012 but he resigned his position effective May 10, 2013 at which time Mr. Peabody reassumed the position of Chief Financial Officer, having previously held that position from September 2010 until October 2011 when Mr. Garcia was hired. There are no family relationships among our directors or officers.

     Robert W. Peabody, 59, is our Senior Vice-President, Chief Operating Officer, and Chief Financial Officer. Mr. Peabody also served on an interim basis as our Chief Financial Officer from September 2010 until October 2011. Prior to joining BioTime in October 2007, Mr. Peabody served as a Vice-President of Advanced Cell Technology, Inc. (ACT), and also served on their board of directors from 1998 to 2006. Prior to joining ACT, Mr. Peabody spent 14 years as a Regional Controller for Ecolab, Inc., a Fortune 500 specialty chemical manufacturer and service company. He has also been an audit manager for Ernst and Young where he was a Certified Public Accountant on the audit staff serving the firm’s clients whose shares are publicly traded. Mr. Peabody received a Bachelor Degree in Business Administration from the University of Michigan.

     William P. Tew, Ph.D., 67, was appointed our Chief Commercial Officer in July 2011 and prior to that was Vice President of Business Development of BioTime and our subsidiary OrthoCyte Corporation. Dr. Tew co-founded Glycosan BioSystems in 2006 and served as its President and Chief Executive Officer until it was acquired by our subsidiary OrthoCyte Corporation during March 2011. Dr. Tew has extensive experience in life sciences, biopharmaceuticals, and university technology licensing. He was on the research and teaching faculty at Johns Hopkins University School of Medicine from 1979 to 1983, and served as Associate Provost and Assistant Dean of Technology Licensing from 2000 to 2004. In 1980 Dr. Tew founded Chesapeake Biological Laboratories, where he served as Chairman and Chief Executive Officer for almost two decades, developing and manufacturing bulk pharmaceuticals, parenteral drugs, and medical devices in compliance with FDA and cGMP regulations. He also oversaw the design, validation, and operation of sterile filling and packing facilities and implemented reliable ISO quality-management systems.

     Lesley A. Stolz, Ph.D., 49, became our Executive Vice President, Corporate Development in August 2013. She has over 18 years of business and corporate development experience working for companies that are both technology platform and therapeutics focused. Prior to joining BioTime, Dr. Stolz was vice president of business development for Sutro Biopharma, Inc., a company focused on protein therapeutics, from 2009 until 2012. While there she was responsible for all corporate partnering activities as well as business strategy development and implementation, and capital raising. Earlier in her career, Dr. Stolz worked with Sunesis Pharmaceuticals, Inc. from 2007 to 2009, Aerovance, Inc. from 2006 to 2007, and GPC Biotech AG in Munich, Germany from 2002 to 2006. Dr. Stolz holds a Ph.D. in chemistry from the University of Rochester, and a bachelor of science degree in chemistry from the University of Virginia. She conducted postdoctoral research at the Harvard Medical School Department of Biochemistry and Molecular Pharmacology.

EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     The members of our Compensation Committee are Pedro Lichtinger (Chairman) and Franklin Berger. The Compensation Committee will determine or recommend to the Board of Directors the terms and amount of executive compensation and grants of options to key employees, consultants, and independent contractors. Executive officers who also serve on the Board of Directors do not vote on matters pertaining to their own personal compensation.

Compensation Committee Report

The following is the report of the Compensation Committee for the year ended December 31, 2011. This report of the Compensation Committee was prepared during April 2013, at which time the members of the Compensation Committee were Arnold I. Burns (Chairman) and Pedro Lichtinger. Abraham E. Cohen served on the Compensation Committee during 2012, until his death during November 2012. Mr. Burns retired from the Board of Directors during April 2013.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “ filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent that BioTime specifically incorporates such information by reference in such filing.

     We have reviewed and discussed the Compensation Discussion and Analysis in this proxy statement with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in BioTime’s Annual Report on Form 10-K for the year ended December 31, 2012.

The Compensation Committee:
Arnold I. Burns (Chairman), Pedro Lichtinger

Compensation Discussion and Analysis

Elements of Executive Compensation

     Our compensation policies have been influenced by the need to attract and retain executives with the scientific and management expertise to conduct our research and product development program in a highly competitive industry dominated by larger, more highly capitalized companies. The compensation we provide our executive officers currently has the following primary components:

  Base salary;
  annual cash bonuses based on corporate and individual performance;
  long-term incentives in the form of stock options;
  health insurance; and
  401(k) plan participation with employer contributions.

     In determining compensation for our executive officers, the Compensation Committee considers a variety of factors. For 2012 compensation, the most important factors were:

  BioTime’s and its subsidiaries’ growth and progress in scientific research;
  extraordinary performance by an individual during the year;
  retention concerns;
  the executive’s tenure and experience;
  the executive’s historical compensation;
  market data;
  our financial position and capital resources; and
  fairness.

     In reviewing each executive’s overall compensation, the Compensation Committee considers an aggregate view of base salary and bonus opportunities, previous stock option grants, and the dollar value of benefits and perquisites. Executive compensation is also influenced by the cost of living in the San Francisco Bay Area. These factors have been balanced against our financial position and capital resources. In evaluating the compensation of executive officers, the Compensation Committee considers input from the Chief Executive Officer who is most familiar with their performance.

     BioTime is a growing company and our compensation policies are still evolving. In the course of BioTime’s growth and integration of newly acquired companies, we may implement new compensation plans and policies and modify existing ones. Accordingly, executive compensation paid during 2012 may or may not be reflective of the compensation that will be paid during subsequent years, except to the extent that the executives receive compensation under employment agreements that continue in effect during those years. In this regard, the Compensation Committee may consider the implementation of performance based bonus programs under which awards would be based upon the attainment of pre-set quantified bench marks or goals. The Compensation Committee may, as permitted by the Compensation Committee Charter, engage the services of an independent executive compensation consulting firm to review our current compensation plans and procedures and to provide additional information about comparative compensation offered by peer companies, market survey information, and information about trends in executive compensation.

Base Salaries

     The minimum base salaries of Michael D. West, our Chief Executive Officer, Robert W. Peabody, our Senior Vice President and Chief Operating Officer and Chief Financial Officer, and William P. Tew, our Chief Commercial Officer, during 2012 were defined by their respective employment agreements which were approved by the Board of Directors, without the vote of Dr. West in the case of his employment agreement. The base salaries for our executive officers were established based on the scope of their responsibilities and are intended to be competitive with the compensation paid to executives with comparable qualifications, experience and responsibilities in similar businesses of comparable size. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels and to reflect the growth of the company and the increasing responsibilities of the executives.

     During the past year three years, BioTime has organized or acquired new subsidiaries through which it is conducting its regenerative medicine and stem cell research business. The organization of LifeMap Sciences, Inc., the acquisition of ES Cell International Pte Ltd., and the acquisition of a controlling interest in Cell Cure Neurosciences, Ltd. has transformed BioTime into an international company, and has placed greater demands on the time and efforts of Dr. West and Mr. Peabody, including overseas travel in the management and oversight of our offshore companies. The Committee also expects the inception of operations by our subsidiary Asterias Biotherapeutics, Inc. (“Asterias”) and the integration of its technology with BioTime’s following the completion of the asset contribution transaction under the Asset Contribution Agreement among Asterias, BioTime and Geron Corporation will result in a significant demand on the time of Dr. West and Mr. Peabody.

     During February 2013, the Compensation Committee reviewed the base salaries of Dr. West, Mr. Peabody, and Dr. Tew which had been set at $660,500, $367,607, and $265,000 during 2012, which included $300,000 and $150,000 that Dr. West and Mr. Peabody, respectively, received from BioTime subsidiaries. The Compensation Committee also reconsidered the base salary of Mr. Peabody during June 2013 after he reassumed the position of Chief Financial Officer. Based on a comparison of their 2012 salaries to salaries paid by competing companies, including companies located in the San Francisco Bay area, and increased support of BioTime’s subsidiaries, the Compensation Committee determined that, during 2013, Dr. West will receive a base annual salary of $680,315, including $440,315 from BioTime and $240,000 from BioTime subsidiaries. Mr. Peabody will receive a base annual salary of $417,607, including $197,607 from BioTime, $100,000 from Asterias, and $120,000 from other BioTime subsidiaries, provided that $30,000 from BioTime Asia, Limited will be eliminated after the closing of the Asset Contribution Agreement transaction among BioTime, Asterias, and Geron Corporation.

     The Compensation Committee approved a base annual salary of $374,000 for Mr. Garcia, our former Chief Financial Officer, for 2012, including $274,000 from BioTime and $100,000 from Asterias, reflecting the significance of his role as Chief Financial Officer of that subsidiary, resulting in a net increase of $50,000 in his total salary from BioTime and subsidiaries. Mr. Peabody’s compensation for 2013 reflects his assumption of the role of Chief Financial Officer of BioTime and Asterias following the departure of Mr. Garcia.

     The Committee reviewed Dr. Tew’s base salary and determined that his annual salary should be set at $285,000 based upon his salary increase in mid-2012, and the shift of focus of his job responsibilities from commercialization of research products to the development of Renevia™. The Committee may review Dr. Tew’s base salary and consider whether a larger increase is merited based upon further review of the scope of Dr. Tew’s responsibilities and progress made in the clinical product development of Renevia™ in 2013.

Bonuses

     Bonuses may be earned by each executive officer based upon the achievement of personal goals established in the executive’s employment agreement, or based upon the personal performance of an executive in helping the company or a subsidiary attain its strategic objectives, as determined by the Compensation Committee. Because we are still conducting research and development, and have not attained a level of profitability, the use of performance milestones based upon profit levels and return on equity as the basis for incentive compensation has not been considered appropriate. Instead, the incentive awards in the past have been tied to the achievement of company strategic goals and personal performance. Personal performance is related to the functional responsibility of each executive officer. Important milestones that have been considered by the Compensation Committee or the Board of Directors in determining incentive bonuses or bonus provisions in employment agreements in the past have included (i) procuring additional capital and research grants, (ii) licensing products and technology, (iii) completing specified research and development goals, and (iv) achieving organizational goals such as the acquisition of other businesses and the integration of those businesses into our organization.

     The Committee considered executive accomplishments and performance during 2012 for bonus awards, along with financial factors, including our cash position and commitments, and the status of the asset acquisition by Asterias. The Committee recommended that discretionary bonuses for 2012 be awarded to Dr. West, Mr. Garcia, and Dr. Tew in the amounts of $35,000, $100,000, and $20,000, respectively, which were paid in February 2013. In addition, contracted bonuses were awarded to Dr. West and Mr. Peabody in the amounts of $65,000 and $45,000, respectively, the details of which are described below.

     Funding for research is critical to our business. Under his employment agreement, Dr. West is entitled to receive an annual bonus equal to the lesser of (A) $65,000 or (B) the sum of 65% of Consulting Fees and 6.5% of Grant Funds we receive during each fiscal year;

provided that (x) we obtained the grant that is the source of the Grant Funds during the term of his employment, (y) the grant that is the source of the Grant Funds is not a renewal, extension, modification, or novation of a grant (or a new grant to fund the continuation of a study funded by a prior grant from the same source) obtained by us prior to his employment, and (z) the grant that is the source of the Grant Funds was not obtained by us substantially through the efforts of any consultant or independent contractor compensated by us for obtaining the grant. Grant Funds means money actually paid to us during a fiscal year as a research grant by any federal or state government agency or any not for profit non-government organization, and expressly excludes (1) license fees, (2) royalties, (3) Consulting Fees, (4) capital contributions to us or any of our subsidiaries, or any joint venture of any kind (regardless of the legal entity through which the joint venture is conducted) to which we are a party, and (5) any other payments received by us from a business or commercial enterprise for research and development of products or technology pursuant to a contract or agreement for the commercial development of a product or technology. Consulting Fees means money we receive under a contract that entitles us to receive a cash fee for providing scientific and technical advice to third parties concerning stem cells. During 2012, Dr. West received a bonus of $65,000 based on BioTime’s receipt of Grant Funds.

     Under his employment agreement, Mr. Peabody is entitled to receive an annual bonus equal to the lesser of (A) $45,000 or (B) the sum of 35% of Consulting Fees and 3.5% of Grant Funds determined on the same basis used to determine the annual bonus under Dr. West’s employment agreement. During 2012, Mr. Peabody received a bonus of $45,000 based on BioTime’s receipt of Grant Funds.

Stock Option Awards

     Stock options are an important part of the compensation packages for BioTime’s employees, directors, and consultants. We strongly believe that attracting and retaining the services of employees, directors, and consultants depends in great measure upon the ability of BioTime and its subsidiaries to provide the kind of incentives that are derived from the ownership of stock and stock options, which are offered by competing pharmaceutical development and bio-technology companies. This is especially true for us and our subsidiaries since the base compensation that we and our subsidiaries offer is often lower than the compensation packages offered by competing companies. For these reasons, six of our subsidiaries have adopted stock option plans with the approval of our Board of Directors, including the independent directors. One of our other subsidiaries, Cell Cure Neurosciences, Ltd., had already adopted its own stock option plan before we acquired our interest in that subsidiary.

     Our stock options programs are intended to align the long-term interests of executives with the interests of shareholders by offering potential gains if our stock price increases, and to provide incentives for employees to work towards the long-term success of BioTime and its subsidiaries by using vesting schedules over several years. We use a combination of BioTime stock options and subsidiary stock options. Because of the direct relationship between the value of a BioTime stock option and the increased market price of our common shares after the grant date, we feel that stock options will continue to be important to motivate our executive officers and employees to manage BioTime in a manner that is consistent with both the long-term interests of our shareholders and our business objectives.

     We believe that having subsidiaries that focus on particular disease therapies or research products will facilitate the optimization of scientific and commercial collaborations, thereby improving the probability that a subsidiary company will eventually become an industry leader. We also believe that high-quality executives are likely to be more attracted to managing subsidiary companies than to heading divisions within a larger company. The organization of our regenerative medicine business into subsidiaries has also facilitated our ability to obtain financing for our regenerative medicine programs. We believe that granting stock options in a subsidiary company provides incentives for executives and other employees to work towards the long-term success of that subsidiary so that it can grow to become a self-sufficient, “stand alone” company, at which time holders of stock in the subsidiary may realize value for their subsidiary shares.

     The stock option plans of BioTime and its subsidiaries also permit the sale of restricted stock in lieu of granting stock options. Although we have not sold restricted stock to executives, we may do so in the future. The ownership of restricted stock requires the executive to make a current financial commitment to the company, which we believe may strengthen the executive’s ties to the company, especially in the case of a subsidiary where no public market exists for its common stock. The sale of restricted stock may also offer long-term tax advantages to the executives. Our new Equity Incentive Plan also permits us to award (a) stock appreciation rights through which executives may receive cash awards based upon the excess of the market price of our common shares over the strike price of the stock appreciation rights granted, and (b) restricted stock units through which an executive may receive common shares or cash payments upon the vesting of the units and satisfaction of any conditions of the award.

     We and our subsidiaries did not grant any stock options to our executive officers during 2012.

     During February 2013, the Committee recommended to the Board of Directors that annual grants of stock options be made to executive officers and other employees based upon their professional level in the organization and their annual performance using the following matrix as a guideline:

Position	Number of Option Shares
Chief Executive Officer	200,000
Senior Executive/Officer	100,000
Vice President/Senior Director	50,000
Director/Manager	25,000
Senior Professional	10,000
Technical/Administrative	5,000

     Consistent with that recommendation, the Committee recommended, and the Board of Directors has approved, the following stock option grants to executive officers:

Name	Position	Number of Option Shares
Michael D. West	Chief Executive Officer	200,000
Robert W. Peabody	Sr. V.P. Chief Operating Officer and Chief Financial Officer	100,000
Peter S. Garcia(1)	Chief Financial Officer	100,000
William P. Tew	Chief Commercial Officer	100,000

(1) Mr. Garcia resigned during May 2013.

     The stock options were granted under the new Equity Incentive Plan and are conditioned upon shareholder approval of the Equity Incentive Plan.

Severance and Change of Control Payments

     The employment agreements of our executive officers contain provisions entitling them to severance benefits in the event that their employment is terminated by us or following a “Change of Control” of BioTime.

     If we were to terminate Dr. West’s or Mr. Peabody’s employment without “cause” as defined in their respective employment agreements the terminated executive would be entitled to severance benefits, consisting of payment of six months base salary, and 50% of his then unvested BioTime stock options will vest. However, if a termination of the executive’s employment without “cause” were to occur within twelve months following a “Change of Control,” he would be entitled to twelve months base salary, and 100% of his then unvested BioTime options will vest.

     If we were to terminate Dr. Tew’s employment without “cause” as defined in his employment agreement, he would be entitled to severance benefits consisting of payment of six months base salary which may be paid in a lump sum or, at the election of BioTime, in installments consistent with the payment of his salary while employed by BioTime.

     In order to receive the severance benefits, the executive must execute a general release of all claims against BioTime and must return all BioTime property in the executive’s possession.

     “Change of Control” means (A) the acquisition of our voting securities by a person or an Affiliated Group entitling the holder to elect a majority of our directors; provided, that an increase in the amount of voting securities held by a person or Affiliated Group who on the date of the Employment Agreement beneficially owned (as defined in Section 13(d) of the Exchange Act, and the regulations thereunder) more than 10% of our voting securities shall not constitute a Change of Control; and provided, further, that an acquisition of voting securities by one or more persons acting as an underwriter in connection with a sale or distribution of voting securities shall not constitute a Change of Control, (B) the sale of all or substantially all of our assets; or

(C) a merger or consolidation in which we merge or consolidate into another corporation or entity in which our shareholders immediately before the merger or consolidation do not own, in the aggregate, voting securities of the surviving corporation or entity (or the ultimate parent of the surviving corporation or entity) entitling them, in the aggregate (and without regard to whether they constitute an Affiliated Group) to elect a majority of the directors or persons holding similar powers of the surviving corporation or entity (or the ultimate parent of the surviving corporation or entity). A Change of Control shall not be deemed to have occurred if all of the persons acquiring our voting securities or assets, or merging or consolidating with us, are one or more of our direct or indirect subsidiaries or parent corporations. “Affiliated Group” means (A) a person and one or more other persons in control of, controlled by, or under common control with, such person; and (B) two or more persons who, by written agreement among them, act in concert to acquire voting securities entitling them to elect a majority of our directors. “Person” includes both people and entities.

     The following tables show certain information relating to the compensation of our Chief Executive Officer, our former Chief Financial Officer, our Senior Vice-President and Chief Operating Officer who is now also our Chief Financial Officer, and our Chief Commercial Officer who were our only executive officers whose compensation exceeded $100,000 during 2012, who are collectively referred to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Bonus		Option Awards(1)		All other compensation		Total
Michael D. West	2012	$660,500	$100,000	(2)			$24,500	(5)	$785,000
Chief Executive Officer	2011	$560,500	$266,000	(2)	$10,664	(3)	$19,038	(5)	$856,202
	2010	$350,000	$215,750	(2)	$6,978	(4)	$16,500	(5)	$589,228

Robert W. Peabody	2012	$386,900	$45,000	(2)			$12,500	(9)	$444,400
Senior Vice-President,	2011	$336,900	$156,000	(2)	$5,332	(7)	$12,467	(9)	$510,699
Chief Operating Officer
and Chief Financial Officer(6)	2010	$230,000	$105,750	(2)	$3,489	(8)	$11,500	(9)	$350,739

Peter S. Garcia	2012	$324,000	$100,000	(2)			$12,500	(9)	$436,500
Chief Financial Officer(10)	2011	$81,000	$6,000	(2)	$703,204	(10)	$3,475	(9)	$793,679

William Tew	2012	$237,500	$20,000	(2)			$11,146	(9)	$268,646
Chief Commercial Officer(11)	2011	$145,000	$26,000	(2)	$177,078	(11)	$7,300	(9)	$355,378

(1) The options must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. We use the Black-Scholes-Merton Pricing Model to compute option fair values.

(2) As a result of BioTime receiving certain research grants, Dr. West and Mr. Peabody earned bonuses of $65,000 and $45,000, respectively, during 2012, 2011 and in 2010 under the terms of their employment agreements. During December, 2012, 2011, and 2010, respectively, the following annual incentive bonuses were awarded to the executives named in the table: to Dr. West $35,000 in 2012, $200,000 in 2011, and $75,000 in 2010; to Mr. Peabody $100,000 in 2011 and $50,000 in 2010; to Mr. Garcia $100,000 in 2012 and $5,000 in 2011; and to Dr. Tew $20,000 in 2012 and $25,000 in 2011. An annual bonus may be earned by each executive officer based upon the performance of the executive, as determined by the Board of Directors upon recommendation of the

Compensation Committee. Supplemental incentive bonuses in the amount of $10,000 were awarded to Mr. Peabody in March 2011, $75,000 to Dr. West in July 2010, and $10,000 to Mr. Peabody in June 2010. As part of company-wide bonus awards, Dr. West, Mr. Peabody, Mr. Garcia, and Dr. Tew also each received $1,000 in 2011, and Dr. West and Mr. Peabody each received $750 in 2010.

(3) During March 2011, Dr. West received 625,000 stock options from LifeMap Sciences, Inc. These options will vest and become exercisable in equal monthly installments over a 42 month period, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. We used the following variables to compute the option fair values: stock price of $0.08333, exercise price of 0.08333, expected term of 7 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%.

(4) During December 2010, Dr. West received the following stock options under the stock option plans of certain of our subsidiaries: 500,000 options from ReCyte Therapeutics, Inc.; 500,000 options from OncoCyte Corporation; 500,000 options from OrthoCyte Corporation; and 200 options from BioTime Asia, Limited. Each option has an exercise price not less than the fair market value of the subsidiary common stock on the date of grant as determined by the subsidiary board of directors based on an independent valuation. The options vested and became exercisable in equal monthly installments over a four-year period. The assumptions underlying the valuation of these stock options are as follows: OncoCyte Corporation--stock price of $0.08, exercise price of $0.67, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; OrthoCyte Corporation--stock price of $0.05, exercise price of $0.05, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; ReCyte Therapeutics, Inc.--stock price of $0.09, exercise price of $2.05, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; BioTime Asia, Limited--stock price of $0.0000001, exercise price of $0.01, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%.

(5) During 2012, 2011, and 2010, Dr. West received other compensation that included a $1,000 per month car allowance and employer contributions of $12,500, $7,038, and $4,500, respectively, to his 401(k) plan.

(6) Mr. Peabody served as our Chief Financial Officer from September 2010 to October 2011 and reassumed that position during May 2013 upon the departure of our Chief Financial Officer Peter S. Garcia.

(7) During March 2011, Mr. Peabody received 321,500 stock options from LifeMap Sciences, Inc. These options will vest and become exercisable in equal monthly installments over a 42 month period, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. We used the following variables to compute the option fair values: stock price of $0.08333, exercise price of 0.08333, expected term of 7 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%.

(8) During December 2010, Mr. Peabody received the following stock options under the stock option plans of certain of our subsidiaries: 250,000 options from ReCyte Therapeutics, Inc.; 250,000 options from OncoCyte Corporation; 250,000 options from OrthoCyte Corporation; and 100 options from BioTime Asia, Limited. Each option has an exercise price not less than the fair market value of the subsidiary common stock on the date of grant as determined by the subsidiary board of directors based on an independent valuation. The options will vest and become exercisable in equal monthly installments over a four-year period. The assumptions underlying the valuation of these stock options are as follows: OncoCyte Corporation--stock price of $0.08, exercise price of $0.67, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; OrthoCyte Corporation--stock price of $0.05, exercise price of $0.05, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; ReCyte Therapeutics, Inc.--stock price of $0.09, exercise price of $2.05, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; BioTime Asia, Limited--stock price of $0.0000001, exercise price of $0.01, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%.

(9) Other compensation to Mr. Peabody during 2012, 2011 and 2010, and to Mr. Garcia and Dr. Tew during 2012 and 2011, consists entirely of employer contributions to their 401(k) plans.

(10) Mr. Garcia served as our Chief Financial Officer from October 2011 to May 10, 2013 and received stock option awards under our 2002 Stock Option Plan and the stock option plans of certain of our subsidiaries as follows: 200,000 options from BioTime; 50,000 options from OncoCyte Corporation; 50,000 options from OrthoCyte Corporation; and 50,000 options from ReCyte Therapeutics, Inc. The assumptions underlying the valuation of these stock options are as follows: BioTime--stock price of $4.17, exercise price of $4.17, expected term of 7 years, volatility of 106.31, and a bond equivalent yield discount rate of 1.33%; OncoCyte Corporation--stock price of $0.08, exercise price of $1.00, expected term of 7 years, volatility of 1.0%, and a bond equivalent yield discount rate of 1.55%; OrthoCyte Corporation--stock price of $0.05, exercise price of $0.08, expected term of 7 years, volatility of 1.0%, and a bond equivalent yield discount rate of 1.33%; ReCyte Therapeutics, Inc.--stock price of $0.09, exercise price of $2.05, expected term of 7 years, volatility of 1.0%, and a bond equivalent yield discount rate of 1.33%.

(11) Dr. Tew became the Vice President of Business Development of OrthoCyte Corporation in March 2011 and was subsequently promoted to Chief Commercial Officer of BioTime in June 2011. He received stock option awards entitling him to purchase 25,000 options from BioTime and 200,000 options from OrthoCyte Corporation in March 2011. The assumptions underlying the valuation of the 25,000 BioTime options are as follows--stock price of $7.56, exercise price of $7.47, expected term of 7 years, volatility of 105.31%, and a bond equivalent yield discount rate of 2.72%. OrthoCyte Corporation options were subsequently canceled and BioTime granted him 3,850 additional BioTime options in October 2011. The assumptions underlying the valuation of these BioTime options are as follows--stock price of $4.17, exercise price of $4.22, expected term of 7 years, volatility of 106.27%, and a bond equivalent yield discount rate of 1.35%.

Grants of Plan-Based Awards

     No options or other plan based awards were granted by BioTime or by any of our subsidiaries to our Named Executive Officers during the year ended December 31, 2012 other than cash contributions to their 401(k) plans.

Stock Options Outstanding at Year End

     The following table summarizes certain information concerning BioTime stock options and options to purchase common stock or ordinary shares in certain BioTime subsidiaries granted under the subsidiary stock option plans (as footnoted below), and held as of December 31, 2012 by our Named Executive Officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

BioTime and Subsidiary Option Awards
Name	Stock Option Plan Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Michael West	BioTime
	2002 Stock Option Plan	1,470,400	(1)		$0.50	October 9, 2014
	OncoCyte Corporation
	2011 Stock Option Plan	250,000	(2)	250,000	$0.67	December 28, 2020
	OrthoCyte Corporation
	2010 Stock Option Plan	250,000	(3)	250,000	$0.05	December 28, 2020
	ReCyte Therapeutics, Inc.
	2011 Stock Option Plan	250,000	(4)	250,000	$2.05	December 28, 2020
	BioTime Asia, Limited
	2011 Stock Option Plan	100	(5)	100	$0.01	December 28, 2020
	LifeMap Sciences, Inc.
	2011 Stock Option Plan	22,321	(6)	22,321	$0.50	March 28, 2018
Robert W. Peabody	BioTime
	2002 Stock Option Plan	500,000	(1)		$0.50	October 9, 2014
	OncoCyte Corporation
	2011 Stock Option Plan	125,000	(7)	125,000	$0.67	December 28, 2020
	OrthoCyte Corporation
	2010 Stock Option Plan	125,000	(8)	125,000	$0.05	December 28, 2020
	ReCyte Therapeutics, Inc.
	2011 Stock Option Plan	125,000	(9)	125,000	$2.05	December 28, 2020
	BioTime Asia, Limited
	2011 Stock Option Plan	50	(10)	50	$0.01	December 28, 2020
	LifeMap Sciences, Inc.
	2011 Stock Option Plan	11,161	(11)	11,160	$0.50	March 28, 2018
Peter S. Garcia	BioTime
	2002 Stock Option Plan	58,338	(12)	141,667	$4.17	October 2, 2018
	OncoCyte Corporation
	2011 Stock Option Plan	14,583	(12)	35,417	$1.00	November 30, 2018
	OrthoCyte Corporation
	2010 Stock Option Plan	14,583	(12)	35,417	$0.08	November 30, 2018
	ReCyte Therapeutics, Inc.
	2011 Stock Option Plan	14,583	(12)	35,417	$2.05	November 30, 2018
William P. Tew	BioTime
	2002 Stock Option Plan	10,937	(13)	14,063	$7.47	March 20, 2018
	BioTime
	2002 Stock Option Plan	1,122	(13)	3,850	$4.17	October 3, 2018
	OncoCyte Corporation
	2011 Stock Option Plan	2,500	(13)	7,500	$1.00	November 30, 2018

(1) These options were granted upon his employment with BioTime and were fully vested and exercisable as of December 31, 2012.

(2) These options become exercisable in equal monthly installments from the date of grant over a four year period provided that Dr. West remains an employee or director of OncoCyte or BioTime.

(3) These options become exercisable in equal monthly installments from the date of grant over a four year period provided that Dr. West remains an employee or director of OrthoCyte or BioTime.

(4) These options become exercisable in equal monthly installments from the date of grant over a four year period provided that Dr. West remains an employee or director of ReCyte Therapeutics or BioTime.

(5) These options become exercisable in equal monthly installments from the date of grant over a four year period provided that Dr. West remains an employee or director of BioTime Asia or BioTime.

(6) These options become exercisable in equal monthly installments from the date of grant over a forty-two month period provided that Dr. West remains an employee or director of LifeMap Sciences, Inc. or BioTime. The LifeMap Sciences stock option plan originally authorized the sale of up to 8,000,000 shares of its common stock through the exercise of stock options or under restricted stock purchase agreements. During 2012, the LifeMap Sciences stock option plan was amended to reflect a 1 for 4 reverse stock split and a change in the plan that resulted in the reduction of certain options granted. As a result, the total number of shares that may be issued under the plan was adjusted to 1,842,269. Dr. West was originally granted 625,000 options under the LifeMap Sciences stock option plan. However as a result of the 1 for 4 reverse stock split and the change in the plan aforementioned, the 625,000 options originally granted at an exercise price of $0.08333 per share were adjusted to 44,642 options at an exercise price of $0.50 per share.

(7) These options become exercisable in equal monthly installments from the date of grant over a four year period provided that Mr. Peabody remains an employee or director of OncoCyte or BioTime.

(8) These options become exercisable in equal monthly installments from the date of grant over a four year period provided that Mr. Peabody remains an employee or director of OrthoCyte or BioTime.

(9) These options become exercisable in equal monthly installments from the date of grant over a four year period provided that Mr. Peabody remains an employee or director of ReCyte Therapeutics or BioTime.

(10) These options become exercisable in equal monthly installments from the date of grant over a four year period provided that Mr. Peabody remains an employee or director of BioTime Asia or BioTime.

(11) These options become exercisable in equal monthly installments from the date of grant over a forty-two month period provided that Mr. Peabody remains an employee or director of LifeMap Sciences, Inc. or BioTime. The LifeMap Sciences stock option plan originally authorized the sale of up to 8,000,000 shares of its common stock through the exercise of stock options or under restricted stock purchase agreements. During 2012, the LifeMap Sciences stock option plan was amended to reflect a 1 for 4 reverse stock split and a change in the plan that resulted in the reduction of certain options granted. As a result, the total number of shares that may be issued under the plan was adjusted to 1,842,269. Mr. Peabody was originally granted 312,500 options under the LifeMap Sciences stock option plan. However as a result of the 1 for 4 reverse stock split and the change in the plan aforementioned, the 312,500 options originally granted at an exercise price of $0.08333 per share were adjusted to 22,321 options at an exercise price of $0.50 per share.

(12) These options were unexercised and were forfeited after Mr. Garcia resigned in May 2013.

(13) These options become exercisable in equal monthly installments from the date of grant over a four year period.

Option Exercises and Stock Awards Vested in 2011

     The following table includes certain information with respect to BioTime stock options exercised by our Named Executive Officers during the year ended December 31, 2012.

Option Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($)
Michael D. West	20,000	$78,800
Robert W. Peabody	—	$—
Peter S. Garcia	—	$—
William P. Tew	—	$—

Potential Payments Upon Termination or Change in Control

     As discussed above, under the terms of their employment agreements, certain BioTime executive officers may receive severance payments upon termination of their employment without “cause” or following a “Change of Control” of BioTime. The table below summarizes the potential severance payments under the individual employment agreements for those executive officers if a termination without “cause” or a Change of Control event occurred on December 31, 2012:

Officer and Position	Benefit	Before Change in Control Termination w/o Cause(1)	After Change of Control Termination w/o Cause
Michael D. West, Chief Executive Officer	Cash Payment(1)	$180,250	$360,500
	Option Vesting(2)	$—	$—

Robert W. Peabody, Senior Vice President and	Cash Payment(1)	$118,450	$236,900
Chief Operating Officer	Option Vesting(2)	$—	$—

Peter S. Garcia, Chief Financial Officer	Cash Payment(1)	$162,000	$324,000
	Option Vesting(2)	$—	$—

William P. Tew, Chief Commercial Officer	Cash Payment(1)	$118,750	$118,750
	Option Vesting(2)	$—	$—

(1) Amounts represent lump sum severance payments that could be paid to the executive officer under such executive’s employment agreement as of December 31, 2012.

(2) Amounts represent an estimate of the intrinsic value of options that would become fully vested and exercisable based on a market value of $3.14 per common share as of December 31, 2012. The estimated value for Dr. West and Mr. Peabody are zero as their options were fully vested. The estimated value for Mr. Garcia and Dr. Tew are zero as their exercise price is greater than the closing stock price on December 31, 2012.

Other Compensation Plans

     We do not have any pension plans, defined benefit plans, or non-qualified deferred compensation plans. We do make contributions to 401(k) plans for participating executive officers and other employees.

Consideration of Shareholder Advisory Vote on Executive Compensation.

     The results of our last advisory vote on executive compensation showed that 99% of the shares that voted approved the compensation we provided to our “Named Executive Officers” during 2010. Our Compensation Committee is pleased that our shareholders have expressed satisfaction with the Committee’s compensation decisions. The compensation policies applied by the Compensation Committee in determining the compensation of our executive officers during 2012 were consistent with those applied in setting the compensation amounts for 2010 that were approved by our most recent shareholders’ advisory vote.

Risk Considerations and Recoupment Policies

     The Compensation Committee considers, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. Our executive compensation arrangements include a fixed salary that provides a steady income so that executives do not feel pressured to focus exclusively on stock price performance or short term financial targets to the detriment of our long-term operational and strategic objectives. We supplement fixed salaries with discretionary bonus awards based on the executive’s performance as well as the performance of BioTime and its subsidiaries, and bonus awards based on BioTime’s receipt of research grant funding. The stock options that we have granted to our executive officers under the Equity Incentive Plan vest over four years, assuring that the executives take a long-term perspective in viewing their equity ownership.

     Because BioTime has not adopted compensation plans, or made incentive awards, based on quantified financial performance measures, we have not adopted specific policies regarding the adjustment or recovery of awards or payments if the relevant performance measures are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. We may adopt such policies, however, if we adopt incentive compensation plans or grant incentive bonuses based on financial performance measures.

Tax Considerations

     Section 162(m) of the Internal Revenue Code places a $1 million limit on the amount of compensation that a company can deduct in any one year for compensation paid to its chief executive officer and the three most highly-compensated executive officers employed by the company at the end of the year, other than the company’s chief financial officer. The $1 million deduction limit does not apply to compensation that is performance-based and provided under a shareholder-approved plan. The Compensation Committee has never awarded cash compensation, in the form of salary and bonuses, in excess of the $1 million limit. BioTime’s stock option awards are designed to qualify for tax deductibility. Notwithstanding the foregoing, we may elect to pay compensation to executive officers that may not be fully deductible if we believe that is necessary to attract, retain and reward high-performing executives.

PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of September 17, 2013 concerning beneficial ownership of common shares by each shareholder known by us to be the beneficial owner of 5% or more of our common shares. Information concerning certain beneficial owners of more than 5% of the common shares is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G.

Security Ownership of Certain Beneficial Owners

	Number of Shares	Percent of Total
Neal C. Bradsher(1)	9,200,128	15.8%
Broadwood Partners, L.P.
Broadwood Capital, Inc.
724 Fifth Avenue, 9th Floor
New York, NY 10019

Alfred D. Kingsley(2)	8,890,411	15.3%
Greenbelt Corp.
Greenway Partners, L.P.
150 E. 57th Street
New York, NY 10022

George Karfunkel	4,997,217	8.6%
126 East 56th St.
New York, NY 10022

(1) Includes 9,022,220 shares owned by Broadwood Partners, L.P. 42,908 shares owned by Neal C. Bradsher, and 135,000 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or may become exercisable within 60 days. Excludes 15,000 shares that may be acquired by Mr. Bradsher upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P., and Mr. Bradsher is the President of Broadwood Capital, Inc. Mr. Bradsher and Broadwood Capital, Inc. may be deemed to beneficially own the shares that Broadwood Partners, L.P. owns.

(2) Includes 1,682,505 shares presently owned by Greenbelt Corp, 375,351 shares owned by Greenway Partners, L.P., 6,620,055 shares owned solely by Alfred D. Kingsley, and 212,500 shares that may be acquired by Mr. Kingsley upon the exercise of certain stock options that are presently exercisable or may become exercisable within 60 days. Excludes 37,500 shares that may be acquired by Mr. Kingsley upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Mr. Kingsley controls Greenbelt Corp. and Greenway Partners, L.P. and may be deemed to beneficially own the shares that Greenbelt Corp. and Greenway Partners, L.P. own.

Security Ownership of Management

     The following table sets forth information as of September 17, 2013 concerning beneficial ownership of common shares by each member of the Board of Directors, certain executive officers, and all executive officers and directors as a group.

	Number of Shares	Percent of Total
Neal C. Bradsher(1)	9,200,128	15.8%

Alfred D. Kingsley(2)	8,890,411	15.3%

Michael D. West(3)	1,621,666	2.7%

Judith Segall(4)	605,061	1.0%

Robert W. Peabody(5)	526,233	*

Pedro Lichtinger(6)	241,250	*

William P. Tew(7)	115,355	*

Andrew C. von Eschenbach(8)	48,000	*

Stephen C. Farrell(9)	35,400	*

Franklin M. Berger(10)	15,500	*

Henry L. Nordhoff(11)	15,000	*

All executive officers and directors as a group (twelve persons)(12)	21,326,504	35.2%

* Less than 1%

(1) Includes 9,022,220 shares owned by Broadwood Partners, L.P. 42,908 shares owned by Neal C. Bradsher, and 135,000 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or may become exercisable within 60 days. Excludes 15,000 shares that may be acquired by Mr. Bradsher upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P., and Mr. Bradsher is the President of Broadwood Capital, Inc. Mr. Bradsher and Broadwood Capital, Inc. may be deemed to beneficially own the shares that Broadwood Partners, L.P. owns.

(2) Includes 1,682,505 shares presently owned by Greenbelt Corp, 375,351 shares owned by Greenway Partners, L.P., 6,620,055 shares owned solely by Alfred D. Kingsley, and 212,500 shares that may be acquired by Mr. Kingsley upon the exercise of certain stock options that are presently exercisable or may become exercisable within 60 days. Excludes 37,500 shares that may be acquired by Mr. Kingsley upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Mr. Kingsley controls Greenbelt Corp. and Greenway Partners, L.P. and may be deemed to beneficially own the shares that Greenbelt Corp. and Greenway Partners, L.P. own.

(3) Includes 1,512,066 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days. Excludes 158,334 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(4) Includes 10,416 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days. Excludes 39,584 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(5) Includes 520,833 shares that may be acquired upon the exercise of certain options that are presently exercisable or that may become exercisable within 60 days. Excludes 79,167 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(6) Includes 115,000 shares that may be acquired upon the exercise of certain options that are presently exercisable or that may become exercisable within 60 days. Excludes 15,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(7) Includes 38,983 shares that may be acquired upon the exercise of certain options and 29,247 shares that may be acquired upon the exercise of certain warrants that are presently exercisable or that may become exercisable within 60 days. Excludes 89,867 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(8) Includes 45,000 shares that may be acquired upon the exercise of certain options that are presently exercisable or that may become exercisable within 60 days. Excludes 15,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(9) Includes 20,000 shares that may be acquired upon the exercise of certain options that are presently exercisable or that may become exercisable within 60 days. Excludes 20,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(10) Includes 15,000 shares that may be acquired upon the exercise of certain options that are presently exercisable or that may become exercisable within 60 days. Excludes 25,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(11) Includes 15,000 shares that may be acquired upon the exercise of certain options that are presently exercisable or that may become exercisable within 60 days. Excludes 25,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(12) Includes 2,652,298 shares that may be acquired upon the exercise of certain options and 29,247 shares that may be acquired upon the exercise of certain warrants that are presently exercisable or that may become exercisable within 60 days. Excludes 706,952 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and will not become exercisable within 60 days.

Certain Relationships and Related Transactions

Certain Transactions

     Since July 1 2009, Alfred D. Kingsley has made available to us the use of approximately 900 square feet of office space in New York City. We pay the office building owner $5,050 per month for the use of the space.

     During July 2012, Alfred D. Kingsley and his affiliate Greenway Partners, L.P. entered into a Share Exchange and Contribution Agreement (the “LifeMap Agreement”) with our subsidiary LifeMap Sciences, Inc. pursuant to which Mr. Kingsley and Greenway agreed to contribute to LifeMap Sciences, in the aggregate, BioTime common shares having an aggregate value of not less than $2,000,000 and not more than $3,000,000 (determined as provided in the LifeMap Agreement) in exchange for shares of LifeMap Sciences common stock, no par value, at an initial price of $1.75 per LifeMap Sciences share. Pursuant to the LifeMap Agreement, during July 2012, Mr. Kingsley contributed 140,000 BioTime common shares and Greenway contributed 280,000 BioTime common shares to LifeMap Sciences and received in exchange, respectively, 381,288 and 762,576 shares of LifeMap Sciences common stock. The number of shares of LifeMap Sciences common stock issued was determined by multiplying the number of BioTime common shares contributed by the highest weighted average closing price per share on the NYSE MKT for any ten trading days during the period from June 15, 2012 through July 31, 2012 (the “First Outside Date”), and dividing that amount by $1.75 which was the agreed Exchange Price Per Share of LifeMap Sciences common stock.

     The LifeMap Agreement provided that if the BioTime common shares contributed to LifeMap Sciences by Mr. Kingsley and Greenway were valued at less than $3,000,000 on the First Outside Date, they could contribute additional BioTime common shares to LifeMap Sciences so that the total number of BioTime common shares so contributed would have a total value of $3,000,000. Any additional BioTime common shares so contributed would be valued as of September 30, 2012 (the “Second Outside Date”) at the highest weighted average closing price per share on the NYSE MKT for any ten trading days during the period from August 1, 2012 through the Second Outside Date. The LifeMap Agreement was subsequently amended to extend the Second Outside Date to December 14, 2012. On December 14, 2012, Mr. Kingsley and Greenway contributed, respectively, 57,511 and 115,022 additional BioTime common shares to LifeMap Sciences and received, respectively, 142,522 and 285,044 shares of LifeMap Sciences common stock. The additional BioTime common shares so contributed were valued as of December 14, 2012 at the highest weighted average closing price per share on the NYSE MKT for any ten trading days during the period from August 1, 2012 through December 14, 2012.

     Under the LifeMap Agreement, the Exchange Price Per Share was subject to reduction, and additional shares of LifeMap Sciences common stock would have been issued in exchange for the BioTime common shares received by LifeMap Sciences, if on or before December 31, 2012 LifeMap Sciences sold shares of its common stock or other securities exercisable or exchangeable for, or convertible into, its common stock for a price per share of common stock lower than $1.75, other than pursuant to options granted under LifeMap Sciences’ stock option plan. However, no sales of LifeMap Sciences common stock or other securities at prices lower than $1.75 occurred prior to that date and no such adjustment was made.

     We have registered the BioTime common shares received by LifeMap Sciences for resale under the Securities Act, and LifeMap Sciences sells those shares from time to time to finance its operations.

     As a result of the exchange of BioTime common shares for shares of LifeMap Sciences common stock by Mr. Kingsley and Greenway, and by virtue of the grant of options to purchase 22,321 shares of LifeMap Sciences common stock to Mr. Kingsley during March 2011 which vest in equal monthly installments over a four-year period, Mr. Kingsley beneficially owned 13.5% of the outstanding shares of LifeMap Sciences common stock as of September 30, 2013, including shares that may be acquired upon the exercise of certain stock options that are presently exercisable or may become exercisable within 60 days. Mr. Kingsley is the Chairman of our Board of Directors and is a member of the Board of Directors of LifeMap Sciences. The LifeMap Agreement was approved by LifeMap Sciences’ Board of Directors, without the vote of Mr. Kingsley, and by our Audit Committee pursuant to our Related Person Transaction Policy.

Related Person Transaction Policy

     During April 2011, we adopted a Related Person Transaction Policy that applies to transactions exceeding $120,000 in which any of our officers, directors, beneficial owners of more than 5% of our common shares, or any member of their immediate family, has a direct or indirect material interest, determined in accordance with the policy (a “Related Person Transaction”). A Related Person Transaction must be reported to our outside legal counsel, our Chief Operating Officer, and our Chief Financial Officer, and will be subject to review and approval by our Audit Committee prior to effectiveness or consummation, to the extent practical. In addition, any Related Person Transaction that is ongoing in nature will be reviewed by the Audit Committee annually to ensure that the transaction has been conducted in accordance with any previous approval and that all required disclosures regarding the transaction are made.

     As appropriate for the circumstances, the Audit Committee will review and consider:

  the interest of the officer, director, beneficial owner of more than 5% of our common shares, or any member of their immediate family (“Related Person”) in the Related Person Transaction;

  the approximate dollar value of the amount involved in the Related Person Transaction;

  the approximate dollar value of the amount of the Related Person’s interest in the transaction without regard to the amount of any profit or loss;

  whether the transaction was undertaken in the ordinary course of our business;

  whether the transaction with the Related Person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

  the purpose of, and the potential benefits to the transaction to us; and

  any other information regarding the Related Person Transaction or the Related Person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

     The Audit Committee will review all relevant information available to it about a Related Person Transaction. The Audit Committee may approve or ratify the Related Person Transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not in conflict with, our best interests. The Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the Related Person in connection with approval of the Related Person Transaction.

     A copy of our Related Person Transaction Policy can be found on our website at www.biotimeinc.com.

COMPLIANCE WITH SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of Exchange Act, requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other BioTime equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all reports they file under Section 16(a).

     To our knowledge, based solely on our review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2012.

RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

     The Board has selected Rothstein Kass as our independent registered public accountants. The Board proposes and recommends that the shareholders ratify the selection of the firm of Rothstein Kass to serve as our independent registered public accountants for the fiscal year ending December 31, 2013. Rothstein Kass has served as our independent registered public accountants since February 2007. Approval of the selection of Rothstein Kass to serve as our independent registered public accountants requires the affirmative vote of a majority of the shares present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of Rothstein Kass to audit our consolidated financial statements.

The Board of Directors Recommends a Vote “FOR” Ratification of the Selection of
Rothstein Kass as Our Independent Registered Public Accountants

     We expect that a representative of Rothstein Kass will attend the Meeting, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

     Rothstein Kass audited our annual financial statements for the fiscal years ended December 31, 2012 and December 31, 2011.

     Audit and Quarterly Report Fees. Rothstein Kass billed us $323,500 in 2012 and $203,000 in 2011, respectively, for the audit of our annual financial statements and for the review of our financial statements included in our quarterly reports on Form 10-Q.

     Tax Fees. Rothstein Kass billed us $65,000 and $62,000, respectively, for review and preparation of U.S. federal, state, and local tax returns during the fiscal years ended December 31, 2012 and December 31, 2011.

     Other Fees. There were no other fees charged to us by Rothstein Kass during the fiscal years ended December 31, 2012 and 2011.

     The prior approval of the Board of Directors is required for the engagement of our auditors to perform any non-audit services for us. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Board of Directors, except to the extent otherwise permitted by applicable SEC regulations.

APPROVAL OF OUR EQUITY INCENTIVE PLAN

     We are asking the shareholders to approve our new Equity Incentive Plan (the “Incentive Plan”) that our Board of Directors adopted during December 2012 to replace our 2002 Stock Option Plan (the “2002 Plan”) that expired during September 2012. Because the 2002 Plan has expired, we may not grant any additional stock options or sell any stock under restricted stock purchase agreements under the 2002 Plan.

     The Incentive Plan will reserve reserved 4,000,000 of our common shares for the grant of stock options or the sale of restricted stock (“Restricted Stock”). We may also grant stock appreciation rights (“SARs”) and hypothetical units issued with reference to common stock (“Restricted Stock Units”) under the Incentive Plan. The Incentive Plan also permits us to issue such other securities as our Board of Directors or the Compensation Committee (the “Committee”) administering the Incentive Plan may determine.

     Awards of stock options, Restricted Stock, SARs, and Restricted Stock Units (“Awards”) may be granted under the Incentive Plan to our employees, directors, and consultants, and those of any of our subsidiaries, including any subsidiaries that we may form or acquire in the future. The Incentive Plan will be administered by our Board of Directors or by the Committee, who will make all determinations with regard to the grant and terms of Awards, subject to the terms of the Incentive Plan.

     Approval of the Incentive Plan requires the affirmative vote of a majority of the shares present and voting at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the Incentive Plan.

The Board of Directors Recommends A Vote “FOR” the approval of the Incentive Plan

Reasons for the Incentive Plan

     Stock options and other equity-based compensation awards are an important part of employee and director compensation packages. The Board strongly believes that our ability to attract and retain the services of employees, consultants, and directors depends in great measure upon our ability to provide the kind of incentives that are derived from the ownership of stock and stock options that are offered by other pharmaceutical development and bio-technology companies. This is especially true for us since the salaries we pay our employees may be lower than the compensation packages offered by competing companies. We believe that we will be placed at a serious competitive disadvantage in attracting and retaining capable employees, consultants, and directors at a critical time in our corporate development, unless the Incentive Plan is approved by the shareholders.

     The Board believes that the 4,000,000 shares available for the grant of Awards under the Incentive Plan will fulfill our needs for the near future. Any future increase in the number of shares under the Incentive Plan would be submitted to the shareholders for approval. Although the Incentive Plan has been adopted by our Board of Directors, and we have granted stock options under the Incentive Plan subject to shareholder approval, the Incentive Plan has not yet been approved by shareholders.

Summary of the Incentive Plan

     The following summary of the Incentive Plan is qualified in all respects by reference to the full text of the Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

     Awards may be granted under the Incentive Plan to our employees, directors, and consultants, and those of any subsidiaries that we may form or acquire in the future. The Incentive Plan will be administered by our Board of Directors or by the Committee, who will make all determinations with regard to the grant and terms of Awards, subject to the terms of the Incentive Plan.

     Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events as determined by the Board or the Committee. The Board or Committee, in its discretion, may accelerate the vesting of an Award after the date of grant.

     No person shall be granted, during any one year period, options to purchase, or SARs with respect to, more than 1,000,000 shares in the aggregate, or any Awards of Restricted Stock or Restricted Stock Units with respect to more than 500,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares on which the Award is based shall not count toward the individual share limit.

     No Awards may be granted under the Incentive Plan more than ten years after the date upon which the Incentive Plan was adopted by the Board of Directors, and no options or SARS granted under the Incentive Plan may be exercised after the expiration of ten years from the date of grant.

Stock Options

     Options granted under the Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to our employees and employees of our subsidiaries. The exercise price of stock options granted under the Incentive Plan must be equal to the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of our stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of our common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of our common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

     The exercise price of an option may be payable in cash or in common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the Board of Directors or Committee may approve.

     Incentive stock options granted under the Incentive Plan are nontransferable except by will or the laws of descent and distribution and may be exercised only during employment or within three months after termination of such employment, subject to certain exceptions in the event of the death or disability of the optionee.

     Options other than incentive stock options under the Code are also nontransferable except by will or the laws of descent and distribution, except to the extent that the Board or Committee permits the optionee to transfer an option to a family member, a trust for family members, or other persons approved by the Board or Committee in its discretion.

     Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter as approved by the Board or Committee, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

     The number of shares covered by the Incentive Plan, and the number of shares and the exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding common shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding common shares effected without receipt of consideration by us.

Restricted Stock and Restricted Stock Units

     In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire Restricted Stock or Restricted Stock Units subject to such vesting, transfer, and repurchase terms and restrictions as the Board or Committee may determine. The price at which Restricted Stock may be issued or sold will be not less than 100% of fair market value. We may permit employees or consultants, but not executive officers or directors, who purchase Restricted Stock to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. We may also issue Restricted Stock for services actually performed by the recipient prior to the issuance of the Restricted Stock.

     The Board or Committee may require that Restricted Stock shall be held by us or in escrow pending the expiration or release of the applicable restrictions. Unvested Restricted Stock for which we have not received payment may be forfeited to us, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

     Subject to the restrictions set by the Board or Committee, a recipient of Restricted Stock generally shall have the rights and privileges of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by us for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of the Board or Committee, in common shares having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

     The terms and conditions of a grant of Restricted Stock Units shall be determined by the Board or Committee. No common shares shall be issued at the time a Restricted Stock Unit is granted, and we will not be required to set aside a fund for the payment of any such award. A recipient of Restricted Stock Units shall have no voting rights with respect to the Restricted Stock Units. Upon the expiration of the restrictions applicable to a Restricted Stock Unit, we will either issue to the recipient, without charge, one common share per Restricted Stock Unit or cash in an amount equal to the fair market value of one common share.

     At the discretion of the Board or Committee, each Restricted Stock Unit (representing one common share) may be credited with cash and stock dividends paid in respect of one common share (“Dividend Equivalents”). Dividend Equivalents shall be withheld by us for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a recipient’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Board or Committee, in common shares having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the Restricted Stock Unit. If a Restricted Stock Unit is forfeited, the recipient shall have no right to the related Dividend Equivalents.

SARs

     An SAR is the right to receive, upon exercise, an amount payable in cash or shares or a combination of shares and cash, as determined by the Board or Committee, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a common share on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free standing SARs or in tandem with options, and with such terms and conditions as the Board or Committee may determine. No SAR may be exercised later than 10 years after the date of grant.

     The exercise price of an SAR will be determined by the Board or Committee, but shall not be less than 100% of the fair market value of one common share on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

Withholding

     To the extent provided by the terms of an Award Agreement or as may be approved by the Board or Committee, an optionee or recipient of a Restricted Stock or Restricted Stock Unit Award or SAR may satisfy any federal, state or local tax withholding obligation relating to the Award by any of the following means (in addition to our right to withhold from any compensation paid to the Award recipient) or by a combination of such means: (a) tendering a cash payment; (b) authorizing us to withhold common shares from the shares otherwise issuable to the recipient as a result of the exercise or acquisition of shares under the Award, provided, however, that no shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to us previously owned and unencumbered BioTime common shares.

Changes in Shares Under the Incentive Plan

     In the event of changes in the outstanding common shares or in our capital structure by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization, the terms of Awards granted under the Incentive Plan, and the maximum number of shares subject to all Awards under the Incentive Plan or with respect to which any one person may be granted Awards during any one year period, will be equitably adjusted or substituted, as to the number, price or kind of shares or other consideration subject to the Awards to the extent necessary to preserve the economic intent of the Awards. In making such adjustments, the Board or Committee shall generally ensure that the adjustments will not constitute a modification, extension or renewal of an incentive stock option within the meaning of Section 424(h)(3) of the Code, and in the case of non-qualified options, ensure that any adjustments will not constitute a modification of such non-qualified options within the meaning of Section 409A of the Code, and that adjustments or substitutions of Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not cause us to be denied a tax deduction on account of Section 162(m) of the Code.

Options Granted

     The following table presents certain information about the options granted under the Incentive Plan, subject to shareholder approval, to our currently employed Named Executive Officers, each nominee for election as a director, all of our executive officers as a group, and all of our employees as a group:

Name	Title	Number of Option Shares
Michael D. West	Chief Executive Officer/Director	200,000
Robert W. Peabody	Senior VP/Chief Operating Officer/
	Chief Financial Officer	100,000
William P. Tew	Chief Commercial Officer	100,000
Judith Segall	VP Administration/
	Corporate Secretary/Director	50,000
Franklin M. Berger	Director	40,000
Neal C. Bradsher	Director	20,000
Stephen C. Farrell	Director	40,000
Alfred D. Kingsley	Director	50,000
Pedro Lichtinger	Director	20,000
Henry L. Nordhoff	Director	40,000
Andrew C. von Eschenbach	Director	20,000
All executive officers as a group		880,000
All non-employee directors as a group		210,000
All employees as a group		1,345,000

     The following table shows certain information concerning the options and warrants outstanding and available for issuance under all of our compensation plans and agreements as of December 31, 2012:

	Number of	Weighted	Number of Shares
	Shares to	Average	Remaining
	be Issued upon	Exercise	Available
	Exercise of	Price of the	for Future
	Outstanding	Outstanding	Issuance
	Options,	Options,	under Equity
	Warrants, and	Warrants,	Compensation
Plan Category	Rights	and Rights	Plans
BioTime Equity Compensation Plans Approved
by Shareholders	3,381,301	$1.85	—
BioTime Equity Compensation Plans Not Approved
by Shareholders*	—	—	—

*Does not include information concerning the 2012 Equity Incentive Plan which has not yet been approved by the BioTime shareholders.

     The following table shows certain information concerning the options outstanding and available for issuance under all of the compensation plans and agreements for our subsidiary companies as of December 31, 2012:

	Number of	Weighted	Number of
	Shares to	Average	Shares Remaining
	be Issued upon	Exercise	Available
	Exercise of	Price of the	for Future
	Outstanding	Outstanding	Issuance
	Options,	Options,	under Equity
	Warrants, and	Warrants,	Compensation
Plan Category	Rights	and Rights	Plans
OrthoCyte Equity Compensation Plans Approved
by Shareholders**	2,605,000	$0.09	1,395,000
OncoCyte Equity Compensation Plans Approved
by Shareholders**	2,730,000	$0.75	1,270,000
ReCyte Therapeutics Equity Compensation Plans
Approved by Shareholders**	1,550,000	$2.05	2,450,000
BioTime Asia Equity Compensation Plans Approved
by Shareholders**	400	$0.01	1,200
Cell Cure Neurosciences Compensation Plans
Approved by Shareholders**	12,240	$23.93	1,860
LifeMap Sciences Equity Compensation Plans
Approved by Shareholders**	918,773	$1.20	923,496

**BioTime is the majority shareholder.

Federal Income Tax Consequence of Participation in the Incentive Plan

     The following discussion summarizes certain federal income tax consequences of participation in the Incentive Plan. Although we believe the following statements are correct based on existing provisions of the Code and the regulations thereunder, the Code or regulations may be amended from time to time, and future judicial interpretations may affect the veracity of the discussion.

Incentive Stock Options

     Under Section 422(a) of the Code, the grant and exercise of an incentive stock option pursuant to the Incentive Plan is entitled to the benefits of Section 421(a) of the Code. Under Section 421(a), an optionee will not be required to recognize income at the time the option is granted or at the time the option is exercised, except to the extent that the optionee is subject to the alternative minimum tax. If the applicable holding periods described below are met, when the shares of stock received upon exercise of an incentive stock option are sold or otherwise disposed of in a taxable transaction, the option holder will recognize compensation income (taxed as a long term capital gain), for the taxable year in which disposition occurs, in an amount equal to the excess of the fair market value of the common shares at the time of such disposition over the amount paid for the shares.

     We will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive stock option, except in connection with a disqualifying disposition as discussed below. No portion of the amount received by the optionee upon the sale of common shares acquired through the exercise of an incentive stock option will be subject to withholding for federal income taxes, or be subject to FICA or state disability taxes, except in connection with a disqualifying disposition.

     In order for a participant to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 422 requires that the participant make no disposition of the option shares within two years from the date the option was granted, nor within one year from the date the option was exercised and the shares were transferred to the participant. In addition, the participant must, with certain exceptions for death or disability, be an employee of BioTime (or of a parent or subsidiary of BioTime, as defined in Section 424(e) and (f) of the Code, or a corporation, or parent or subsidiary thereof, issuing or assuming the option in a merger or other corporate reorganization transaction to which Section 424(a) of the Code applies) at all times within the period beginning on the date of the grant of the option and ending on a date within three months before the date of exercise. In the event of the death of the participant, the holding periods will not apply to a disposition of the option or option shares by the participant’s estate or by persons receiving the option or shares under the participant’s will or by intestate succession.

     If a participant disposes of stock acquired pursuant to the exercise of an incentive stock option before the expiration of the holding period requirements set forth above, the participant will realize, at the time of the disposition, ordinary income to the extent the fair market value of the common shares on the date the shares were purchased exceeded the purchase price. The difference between the fair market value of the common shares on the date the shares were purchased and the amount realized on disposition is treated as long-term or short-term capital gain or loss, depending on the participant’s holding period of the common shares. The amount treated as ordinary income may be subject to the income tax withholding requirements of the Code and FICA withholding requirements. The participant will be required to reimburse us, either directly or through payroll deduction, for all withholding taxes that we are required to pay on behalf of the participant. At the time of the disposition, we will be allowed a corresponding business expense deduction under Section 162 of the Code to the extent of the amount of the participant’s ordinary income. We may adopt procedures to assist us in identifying such deductions, and may require a participant to notify us of his or her intention to dispose of any such shares.

     Regardless of whether a participant satisfies the requisite holding period for his or her option and shares, the participant may be subject to the alternative minimum tax with respect to the amount by which the fair market value of the common shares acquired exceeded the exercise price of the option on the date of exercise.

Other Options

     The Incentive Plan also permits us to grant options that do not qualify as incentive stock options. These “non-qualified” stock options may be granted to employees or non-employees, such as persons performing consulting or professional services for us. An Incentive Plan participant who receives a non-qualified option will not be taxed at the time of receipt of the option, provided that the option does not have an ascertainable value or an exercise price below fair market value of the common shares on the date of grant, but the participant will be taxed at the time the option is exercised.

     The amount of taxable income that will be earned upon exercise of a non-qualified option will be the difference between the fair market value of the common shares on the date of the exercise and the exercise price of the option. We will be allowed a business expense deduction to the extent of the amount of the participant’s taxable income recognized upon the exercise of a non-qualified option. Because the option holder is subject to tax immediately upon exercise of the option, there are no applicable holding periods for the stock. The option holder’s tax basis in the common shares purchased through the exercise of a non-qualified option will be equal to the exercise price paid for the stock plus the amount of taxable gain recognized upon the exercise of the option. The option holder may be subject to additional tax on sale of the stock if the price realized exceeds his or her tax basis.

Restricted Stock Purchase Agreements

     An employee or consultant who purchases shares under a restricted stock purchase agreement at fair market value will not incur any income tax at the time of the purchase. Instead, the employee or consultant will incur income tax when the shares are sold in a taxable transaction. The tax incurred will be either a long-term capital gain if the shares have been held for at least one year, or a short-term capital gain if the shares are sold before the expiration of the one year holding period. Employees who purchase shares under restricted stock purchase agreements rather than through the exercise of incentive stock options will not be subject to the alternative minimum tax as a result of the purchase of the shares.

ERISA

     The Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).

ADVISORY VOTE ON EXECUTIVE COMPENSATION

     The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, added Section 14A to the Exchange Act, which enables our shareholders to vote to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s rules. Based on the last non-binding advisory vote our shareholders, our Board of Directors has determined to seek shareholder approval, on a non-binding basis, of our executive compensation every two years. As described in detail under the heading “Executive Compensation - Compensation Discussion and Analysis,” our executive compensation programs are designed to:

  attract, motivate, and retain highly qualified executives;
  align management and shareholder interests by tying a substantial percentage of executives’ compensation to financial performance of BioTime and its subsidiaries through the grant of stock options or other equity-based awards;

  reward superior performance by basing decisions regarding cash incentive compensation on the overall performance of executives; and
  compensate executives at levels competitive with peer companies.

     Our Compensation Committee seeks to provide our Named Executive Officers’ total compensation at a level competitive with the compensation paid to officers in similar positions at our peer companies in the biotechnology industry located in the San Francisco Bay area. Our Compensation Committee has approved salary increases and authorized the payment of cash bonuses based on its review of the performance of our executive officers and the compensation paid by our peer companies. Our executive compensation program also includes performance-based compensation through the grant of stock options or other equity-based awards from BioTime and its subsidiaries intended to align the interest of our executives with those of our shareholders by providing financial rewards that increase with increases in the price of BioTime shares and by providing incentives by permitting executives to earn financial rewards based on any future increase in the value of the shares of our subsidiaries that have granted stock options. Please read the “Compensation Discussion and Analysis,” the tabular disclosure regarding executive compensation, and the accompanying narrative disclosure under the Executive Compensation portion of this proxy statement for additional details about our executive compensation programs, including information about the fiscal year 2012 and current compensation of our Named Executive Officers.

     We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, sometimes called “say-on-pay,” gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation. Accordingly, our Board of Directors is asking our shareholders to cast a non-binding advisory vote “FOR” the following resolution at the Meeting:

“RESOLVED, that BioTime’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in BioTime’s proxy statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table and the other related tables and disclosure.”

     Our shareholders’ vote on this proposal is only advisory, and is not binding on BioTime, the Compensation Committee, or our Board of Directors. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers. Approval of this proposal requires the affirmative vote of a majority of the shares present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum.

The Board of Directors unanimously recommends a vote “FOR” the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

PROPOSALS OF SHAREHOLDERS

     Shareholders who intend to present a proposal for action at our 2014 Annual Meeting of Shareholders must notify the our management of such intention by notice received at our principal executive offices not later than January 3, 2014 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.

ANNUAL REPORT

     Our Annual Report on Form 10-K, as amended, filed with the SEC for the fiscal year ended December 31, 2012, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of BioTime.

     We may deliver only one annual report and proxy statement to multiple shareholders sharing an address, unless we receive notice from the instructions to the contrary from those shareholders. We will deliver separate copies of the proxy statement and annual report to each shareholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of the proxy statement or annual report, you may contact us by telephone at (510) 521-3390, or by mail at 1301 Harbor Bay Parkway, Suite 100, Alameda, California 94502. You may also contact us at the above phone number or address if you are presently receiving multiple copies of the proxy statement and annual report but would prefer to receive a single copy instead.

By Order of the Board of Directors,

Judith Segall
Vice President and Secretary

October 4, 2013

HOW TO ATTEND THE ANNUAL MEETING

     If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), your name will appear on our shareholder list. You will be admitted to the Meeting upon showing your proxy card, driver’s license, or other identification.

     If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) your name will not appear on our shareholder list. If you plan to attend the Meeting, you should ask your broker for a “legal proxy.” You will be admitted to the Meeting by showing your legal proxy. You probably received a proxy form from your broker along with your proxy statement, but that form can only be used by your broker to vote your shares, and it is not a “legal proxy” that will permit you to vote your shares directly at the Meeting. If you cannot obtain a legal proxy in time, you will be admitted to the Meeting if you bring a copy of your most recent brokerage account statement showing that you own BioTime shares. However, if you do not obtain a legal proxy, you can only vote your shares by returning to your broker, before the Meeting, the proxy form that accompanied your proxy statement.

APPENDIX A

EQUITY INCENTIVE PLAN

BIOTIME, INC. 2012 EQUITY INCENTIVE PLAN

1. Purpose; Eligibility.

     1.1 General Purpose. The name of this plan is the BioTime, Inc. 2012 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable the Company, to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

     1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company.

     1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Stock Awards.

2. Definitions.

     “Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

     “Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, or a Stock Award.

     “Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

     “BioTime” means BioTime, Inc., a California corporation, and any successor company or any parent company.

     “Board” means the Board of Directors of BioTime, as constituted at any time.

     “Cause” means:

     With respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving wilful malfeasance or material fiduciary breach with respect to the Company or an

Subsidiary; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) wilful conversion or misappropriation of corporate funds; (iv) gross negligence or wilful misconduct with respect to the Company or an Subsidiary; or (v) material violation of any state or federal securities law.

     With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) wilful conversion or misappropriation of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

     The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

     “Change in Control” (a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Subsidiary, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

     “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

     “Committee” means a committee of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

     “Common Stock” means the common shares, no par value per share, of BioTime, or such other securities of the BioTime as may be designated by the Board or Committee from time to time in substitution thereof.

     “Company” means BioTime and any or all of its Subsidiaries.

     “Consultant” means any individual who is engaged by the Company to render consulting or advisory services.

     “Continuous Service” means that the Participant’s service with the Company, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service (such as a change of employment from one Subsidiary to another Subsidiary), provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee to a Director will not constitute an interruption of Continuous Service. The Board or Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or Committee, such as sick leave, military leave, or any other personal or family leave of absence.

     “Director” means a member of the Board.

     “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined by the Board or Committee or under procedures adopted by the Board or Committee. Except for a determination of Disability within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, the Board or Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company in which a Participant participates.

     “Effective Date” shall mean the date as of which this Plan is adopted by the Board.

     “Employee” means any person employed by the Company; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent corporation within the meaning of Code Section 424. Mere service as a Director or payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any national stock exchange, inter-dealer quotation system, or over-the-counter market that reports closing prices, including without limitation, the New York Stock Exchange, NYSE MKT, or the OTC Bulletin Board, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Board or Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board or Committee, using such methods as the Board or Committee determines to be reasonable under the circumstances, and such determination shall be conclusive and binding on all persons.

     “Free Standing Rights” has the meaning set forth in Section 7.1(a).

     “Good Reason” means: (a) if an Employee or Consultant is a party to an employment or service agreement with the Company and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) if no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material increase in the Participant’s duties (other than by way of promotion attendant with additional responsibilities, authority or title and an increase in salary commensurate therewith), (ii) any material diminution of responsibilities, authority, title, status or reporting structure; (iii) a material reduction in the Participant’s base salary or bonus opportunity; or (iv) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

     “Grant Date” means the date on which the Board or Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

     “Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     “Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

     “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     “Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

     “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3).

     “Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

     “Performance Goals” means one or more goals established by the Board or Committee that must be attained by BioTime or a Subsidiary, or a division, business unit or operational unit of BioTime or a Subsidiary in order for an Award to vest or for the determination of the amount of an Award. A Performance Goal may be based on financial results or performance or upon the attainment of any other goal or milestone designated by the Board or Committee such as, by way of example only and not by way of limitation, the attainment of a specified amount of sales, revenues, or net income, an increase in the Fair Market Value of the Common Stock, or the commencement or successful completion of a clinical trial of a new drug, biological product, or medical device.

     “Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

     “Plan” means this BioTime, Inc. 2012 Equity Incentive Plan, as amended and/or amended and restated from time to time.

     “Related Rights” has the meaning set forth in Section 7.1(a).

     “Restricted Period” has the meaning set forth in Section 7.2(a).

     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     “Securities Act” means the Securities Act of 1933, as amended.

     “Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

     “Stock Award” means any Award granted pursuant to Section 7.2(a).

     “Stock for Stock Exchange” has the meaning set forth in Section 6.4.

     “Subsidiary” means (i) any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity and (ii) any other entity in which the Company has a direct or indirect economic interest that is designated as a Subsidiary by the Committee.

     “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

     “Voting Securities” means any class or series of stock or other securities entitling the holder vote for the election of Directors generally, but shall exclude any such security that entitles the holder to designate, appoint, or vote for the election of a minority of the Directors.

3. Administration.

     3.1 Authority of Committee. The Plan shall be administered by the Board or, in the Board’s sole discretion, by a Committee. Subject to the terms of the Plan, the Board or Committee shall have the authority:

          (a) to construe and interpret the Plan and apply its provisions;

          (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

          (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (d) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

          (e) from time to time to select those Participants to whom Awards shall be granted;

          (f) to determine the number of shares of Common Stock to be made subject to each Award;

          (g) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

          (h) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

          (i) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

          (j) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

          (k) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

          (l) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

          (m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

          The Board or Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

     3.2 Decisions Final. All decisions made by the Board or Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

     3.3 Delegation. The Board may delegate administration of the Plan to a committee or committees of the Board, and the term “Committee” shall apply to any such committee. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

     3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any “covered employee” (as defined in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49) and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

4. Shares Subject to the Plan.

     4.1 Subject to adjustment in accordance with Section 11, a total of 4,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one share for every one Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

     4.2 Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 1,000,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 500,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.

     4.3 Any shares of Common Stock subject to an Award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section shall be added back as one share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5. Eligibility.

     5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors. Awards may be granted to individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors; provided that such grant and the Grant Date shall become effective only the individual becoming an Employee, Consultant or Director.

     5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     6.1 Term. An Option shall expire, and thereafter no longer be exercisable, on such date as the Board or Committee may designate; provided, however, no Option shall be exercisable after the expiration of 10 years from the Grant Date, and no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of 5 years from the Grant Date. The expiration date of each Option shall be stated in the Award Agreement pertaining to the Option.

     6.2 Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 pertaining to Incentive Stock Options granted to Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

     6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) to the extent approved by the Board or Committee, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker pursuant to which the broker exercises or arranges for the coordination of the exercise of the Option with the sale of some or all of the underlying Common Stock; (iii) any combination of the foregoing methods; or (iv) in any other form of consideration that is legal consideration for the issuance of Common Stock and that may be acceptable to the Board or Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any national securities exchange or an interdealer quotation system, or is traded in an over-the-counter market that reports closing prices) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

     6.5 Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

     6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Board or Committee, be transferable to a Permitted Transferee, upon approval by the Board or Committee, to the extent provided in the Award Agreement or by subsequent consent granted by the Board or Committee. If the Non-qualified Stock Option does not provide for transferability or consent to transfer to a Permitted Transferee is not granted by the Board or Committee, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

     6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic instalments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

     6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Board or Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

     6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

     6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

     6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, executor, or personal representative, by a person who acquired the right to exercise the Option by bequest, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

     6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

     7.1 Stock Appreciation Rights.

          (a) General

               Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

          (b) Grant Requirements

               Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

          (c) Term of Stock Appreciation Rights

               The term of a Stock Appreciation Right granted under the Plan shall be determined by the Board or Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

          (d) Vesting of Stock Appreciation Rights

               Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic instalments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

          (e) Exercise and Payment

               Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board Committee in its sole discretion), cash or a combination thereof, as determined by the Board or Committee.

          (f) Exercise Price

               The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Board or Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of the Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof. No Stock Appreciation Rights may be granted in tandem with an Option unless the Board or Committee determines that the requirements of Section 7.1(b) are satisfied.

          (g) Reduction in the Underlying Option Shares

               Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

     7.2 Stock Awards.

          (a) General

               A Stock Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock. A Stock Award may, but need not, provide that such Stock Award may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the Board or Committee shall determine (the “Restricted Period”). Each Stock Award granted under the Plan shall be evidenced by an Award Agreement. Each Stock Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

          (b) Restricted Stock and Restricted Stock Units

(i)	Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the applicable payment terms, if any, for the Restricted Stock, and restrictions and other terms and conditions applicable to such Restricted Stock.

(ii)	Restricted Stock may be issued to a Participant without payment or without the delivery of a promissory note or instalment payment agreement only for services actually performed by the Participant prior to the issuance of the Restricted Stock.

(iii)	In the case of Restricted Stock sold to a Participant on an instalment payment basis, the Company may require, as a condition of the grant, that the Participant execute and deliver to the Company a promissory note or instalment payment agreement and a stock pledge or security agreement, and a blank stock power with respect to the Restricted Stock, in such form and containing such terms as the Board or Committee may require. No Restricted Stock shall be sold to an Officer or Director on instalment payment terms that would constitute an extension of credit in violation of in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002.

(iv)	If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement.

(v)	If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, a promissory note or instalment payment agreement, stock pledge or security agreement, escrow agreement, and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(vi)	The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)	Restrictions

	(i)	Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

	(ii)	Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

	(iii)	The Board or Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

          (d) Restricted Period

               With respect to Stock Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Board or Committee in the applicable Award Agreement. The Board or Committee may, but shall not be required to, provide for an acceleration of the expiration of a Restricted Period upon the occurrence of a specified event.

          (e) Delivery of Restricted Stock and Settlement of Restricted Stock Units

               Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the

Restricted Period has expired (provided, that no fractional shares shall be issued) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Company may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

          (f) Stock Restrictions

               Each certificate representing Restricted Stock awarded under the Plan shall, in addition to any other legends as may be required by law or by the Board or Committee, bear a legend to the following effect:

               THESE SHARES MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY

8. Securities Law Compliance. All Awards, including all Options, Stock Appreciation Rights, and Stock Awards granted under the Plan shall be subject to the requirement that, if at any time the Board or the Committee shall determine, in its discretion, that the listing upon any securities exchange, or the registration under the Securities Act, or registration or qualification under any state law is required for the grant, exercise, issue, or sale of any Options, Stock Appreciation Rights, Common Stock, or Restricted Stock Units under the Plan, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection therewith, such Option, Stock Appreciation Rights, or Stock Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee. Furthermore, if the Board or the Committee determines that any amendment to any Award (including, but not limited to, an increase in the exercise price of any Option or Stock Award) is necessary or desirable in connection with the registration or qualification of any of its shares under any state securities or “blue sky” law, then the Board or the Committee shall have the unilateral right to make such changes without the consent of the Participant to whom the Award was granted.

          (a) Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (i) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require.

          (b) Except as may otherwise be required by the Securities Act, the Company shall not be required to register under the Securities Act the Plan, any Award or any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or any Common Stock issued or issuable pursuant to any such Award, and the Company shall have no liability for any delay in issuing or failure to issue or sell any Option, Stock Appreciation Right, Common Stock, or Restricted Stock Unit prior to the date on which a registration statement under the Securities Act becomes effective with respect to the offer, sale, and issuance of such Award, Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Common Stock.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

     10.1 Acceleration of Exercisability and Vesting. The Board or Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

     10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

     10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Award was granted or shall affect the right of the Company to terminate (a) the employment of an Employee with or without notice and with or without Cause, except as may otherwise be provided in a written employment agreement between the Company and the Participant, or (b) the service of a Director pursuant to the By-laws of BioTime or an Subsidiary, and any applicable provisions of the corporate law of the state in which BioTime or the Subsidiary is incorporated, as the case may be.

     10.4 Withholding Obligations. To the extent provided by the terms of an Award Agreement or as may be approved by the Board or Committee, a Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, including the exercise price of Options and Stock Appreciation Rights and the number of shares of Common Stock subject to such Options, Stock Appreciation Rights, or Stock Awards, the maximum number of shares of Common Stock subject to all Awards stated in Section 4, and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Board or Committee specifically determines that such adjustment is in the best interests of the Company, Board or the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

     12.1 In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise, notwithstanding any provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights shall become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units.

     12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

     12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

13. Amendment of the Plan and Awards.

     13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, and Section 13.3 and Section 14.14, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

     13.2 Shareholder Approval. The Board may, in its sole discretion, submit any amendment to the Plan or any Award for shareholder approval, including, but not limited submissions for shareholder approval intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers. If any Award is granted under the Plan prior to the date that the Plan has been approved by the shareholders of BioTime, such Award shall be contingent upon the approval of the Plan by the shareholders of BioTime. Further, the Board or Committee may make the payment of any Award contingent upon shareholder approval, for the purposes of compliance with Section 162(m) of the Code or otherwise.

     13.3 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and the Participant consents in writing, or (b) the Award was granted subject to the terms of the amendment.

14. General Provisions.

     14.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries.

     14.2 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

     14.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board or Committee from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     14.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

     14.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

     14.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

     14.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

     14.8 Delivery. Subject to Section 8 and Section 7.2(c), upon exercise of an Option or Stock Appreciation Right or Restricted Stock Unit granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. A period of 30 days shall be considered a reasonable period of time.

     14.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Board or Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded down, forfeited, or otherwise eliminated.

     14.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

     14.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

     14.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

     14.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

     14.14 Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

     14.15 Expenses. The costs of administering the Plan shall be paid by the Company.

     14.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

     14.17 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

     14.18 Non-Uniform Treatment. The determinations of the Board or Committee under the Plan need not be uniform and may be made selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Board and Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically on December 19, 2022 which is ten from the date the Plan was approved by the Company’s Board of Directors. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date.

17. Effect of Dissolution, Merger or Other Reorganization. Upon the dissolution or liquidation of BioTime, or upon a reorganization, merger or consolidation of BioTime as a result of which the outstanding Common Stock or other securities of the class then subject to Awards are changed into or exchanged for cash or property or securities not of BioTime’s issue, or upon a sale of substantially all the property of BioTime to, or the acquisition of more than eighty percent (80%) of the Voting Securities of BioTime then outstanding by, another corporation or person, this Plan shall terminate, and all unexercised Awards theretofore granted hereunder shall terminate, unless provision can be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Awards theretofore granted, or the substitution for Awards options or other rights covering the shares of a successor corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided, subject to such adjustments. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of BioTime or any Subsidiary or parent corporation to make adjustments, reclassifications, reorganizations or changes or its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

18. Choice of Law. The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of BioTime, Inc. on December 20, 2012.

As approved by the shareholders of BioTime, Inc. on ____________________

ANNUAL MEETING OF SHAREHOLDERS OF

BIOTIME, INC.

October 28, 2013

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held October 28, 2013.
The Letter to Shareholders, Notice of Meeting and Proxy Statement, and Annual
Report on Form 10-K are available at: https://materials.proxyvote.com/09066L

Please sign, date and mail
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
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1. ELECTION OF DIRECTORS:				FOR	AGAINST	ABSTAIN
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NOMINEES:
☐	FOR ALL NOMINEES	O FRANKLIN M. BERGER O NEAL C. BRADSHER O STEPHEN C. FARRELL O ALFRED D. KINGSLEY O PEDRO LICHTINGER O HENRY L. NORDHOFF O JUDITH SEGALL O ANDREW C. VON ESCHENBACH O MICHAEL D. WEST	3. APPROVAL OF EQUITY INCENTIVE PLAN	☐	☐	☐

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Signature of Shareholder	Date:
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Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY FOR BIOTIME, INC.
ANNUAL MEETING OF SHAREHOLDERS

October 28, 2013

This Proxy is Solicited by the Board of Directors of BioTime, Inc.

     The undersigned appoints Michael D. West and Alfred D. Kingsley, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of BioTime, Inc. on October 28, 2013 and any adjournment thereof and to represent and vote all BioTime, Inc. common shares standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR the election of directors, and FOR proposals 2, 3, and 4. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of annual meeting, would be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side)